Document And Entity Information (USD $)	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	SEADRILL LTD
Entity Central Index Key	0001351413
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Public Float	$ 1
Entity Common Stock, Shares Outstanding	1
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011

CONSOLIDATED STATEMENT OF OPERATIONS (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating revenues
Contract revenues	$ 4,095	$ 3,823	$ 3,045
Reimbursables	96	192	166
Other revenues	1	26	43
Total operating revenues	4,192	4,041	3,254
Gain on sale of assets	22	26	71
Operating expenses
Vessel and rig operating expenses	1,585	1,605	1,253
Reimbursable expenses	90	179	155
Depreciation and amortization	563	480	396
General and administrative expenses	202	178	149
Total operating expenses	2,440	2,442	1,953
Net operating income	1,774	1,625	1,372
Financial items
Interest income	21	42	78
Interest expenses	(295)	(312)	(228)
Share in results from associated companies (loss)/gain	(420)	48	92
Impairment loss on marketable securities	(10)	(15)	0
(Loss)/gain on derivative financial instruments	(346)	(92)	130
Gain on re-measurement of previously held equity interest	0	111	0
Gain on bargain purchase	0	56	0
Loss on debt extinguishment	0	(145)	0
Foreign exchange (loss)/gain	(18)	(26)	(25)
Gain on loss of control in subsidiary	540	0	0
Gain on realization of marketable securities	416	0	0
Other financial items	9	39	54
Total financial items	(103)	(294)	101
Income before income taxes	1,671	1,331	1,473
Income taxes	(189)	(159)	(120)
Net income	1,482	1,172	1,353
Net income attributable to the non-controlling interest	81	55	92
Net income attributable to the parent	$ 1,401	$ 1,117	$ 1,261
Basic earnings per share ( in US dollars per share)	$ 3.05	$ 2.73	$ 3.16
Diluted earnings per share (in US dollars per share)	$ 2.96	$ 2.73	$ 3
Declared regular dividend per share (in US dollars per share)	$ 3.06	$ 2.535	$ 1.05
Declared extraordinary dividend per share (in US dollars per share)	$ 0	$ 0.2	$ 0

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Net income	$ 1,482	$ 1,172	$ 1,353
Other comprehensive income/(loss), net of tax:
Change in unrealized (loss)/gain on marketable securities	(291)	(25)	317
Change in unrealized foreign exchange differences	38	27	30
Change in actuarial (loss)/gain relating to pension	(3)	(32)	14
Change in unrealized gain/(loss) on interest rate swaps in subsidiaries	1	(2)	0
Deconsolidation of subsidiaries	(63)	0	0
Change in unrealized gain/(loss) on interest rate swaps in VIEs	20	(11)	15
Other comprehensive (loss)/income:	(298)	(43)	376
Total comprehensive income for the period	1,184	1,129	1,729
Comprehensive income attributable to the parent	1,073	1,081	1,620
Comprehensive income attributable to the non-controlling interest	111	48	109
The total balance of accumulated other comprehensive income as of December 31 is made up as follows:
Unrealized gain on marketable securities	1	292	317
Unrealized gain on foreign exchange	54	96	80
Actuarial (loss)/gain relating to pension	(11)	(15)	11
Unrealized (loss) on interest rate swaps in subsidiaries	0	(1)	0
Change in unrealized (loss)/gain on interest rate swaps in VIEs	(49)	(49)	(49)
Accumulated other comprehensive (loss)/income at December 31	$ (5)	$ 323	$ 359

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Actuarial loss related to pension, tax effect	$ 3	$ 3	$ 3
Federal tax rate (in hundredths)	28.00%	28.00%	28.00%

CONSOLIDATED BALANCE SHEETS (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 483	$ 755
Restricted cash	232	155
Marketable securities	24	598
Accounts receivables, net	720	828
Amount due from related party	185	140
Other current assets	323	407
Total current assets	1,967	2,883
Non-current assets
Investment in associated companies	721	205
Newbuildings	2,531	1,247
Drilling units	11,223	10,795
Goodwill	1,320	1,676
Other intangible assets	0	57
Restricted cash	250	305
Deferred tax assets	33	30
Equipment	25	158
Other non-current assets	234	141
Total non-current assets	16,337	14,614
Total assets	18,304	17,497
Current liabilities
Current portion of long-term debt	1,419	981
Trade accounts payable	38	95
Other current liabilities	1,314	1,438
Total current liabilities	2,771	2,514
Non-current liabilities
Long-term interest bearing debt	8,574	8,176
Long-term debt due to related parties	435	435
Deferred taxes	34	181
Other non-current liabilities	188	254
Total non-current liabilities	9,231	9,046
Commitments and contingencies
Shareholders' equity
Common shares of par value US$2.00 per share: 800,000,000 shares authorized 467,772,174 outstanding at December 31, 2011 (December, 31 2010: 443,125,691)	935	886
Additional paid in capital	2,097	1,217
Contributed surplus	1,956	1,956
Accumulated other comprehensive (loss)/ income	(5)	323
Accumulated earnings	994	1,016
Non-controlling interest	325	539
Total shareholders' equity	6,302	5,937
Total liabilities and shareholders' equity	$ 18,304	$ 17,497

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Shareholders' equity
Common shares, par value (in dollars per share)	$ 2	$ 2
Common shares, shares authorized (in shares)	800,000,000	800,000,000
Common shares, shares outstanding (in shares)	467,772,174	443,125,691

CONSOLIDATED STATEMENT OF CASH FLOWS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities
Net income	$ 1,482	$ 1,172	$ 1,353
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	563	480	396
Amortization of deferred loan charges	31	43	23
Amortization of unfavorable contracts	(24)	(39)	(43)
Amortization of favorable contracts	23	13	0
Amortization of mobilization revenue	(96)	(86)	(50)
Impairment loss on marketable securities	10	15	0
Share of results from associated companies	420	(48)	(92)
Share-based compensation expense	10	11	16
Gain on disposal of fixed assets	(22)	(26)	(71)
Unrealized (gain)/loss related to derivative financial instruments	261	97	(153)
Non cash gain recognized related to realization of marketable securities	(416)	(43)	(16)
Non cash gain recognized related to loss of control	(540)	0	0
Dividend received from associated company	57	61	41
Deferred income tax expense	(9)	110	2
Unrealized foreign exchange loss/ (gain) on long term interest bearing debt	(5)	(4)	28
Non-cash loss recognized on extinguishment of convertible debt	0	48	0
Non-cash gains recognized on acquisition of subsidiaries	0	(167)	0
Changes in operating assets and liabilities, net of effect of acquisitions
Unrecognized mobilization fees received from customers	58	109	166
Trade accounts receivable	(52)	(163)	(111)
Trade accounts payable	(35)	(15)	(35)
Prepaid expenses/accrued revenue	79	(107)	(71)
Other, net	21	(161)	69
Net cash provided by operating activities	1,816	1,300	1,452
Cash Flows from Investing Activities
Additions to newbuilding	(2,381)	(2,006)	(1,153)
Additions to rigs and equipment	(162)	(362)	(216)
Sale of rigs and equipment	245	55	393
Investment in subsidiaries, net of cash acquired	(26)	(152)	0
Cash deconsolidated upon loss of control in subsidiary	(127)	0	0
Change in margin calls and other restricted cash	(43)	51	344
Investment in associated companies	(287)	(13)	(33)
Proceed from repayment of short term loan to related parties	0	90	115
Short-term loan granted to related parties	0	(160)	(170)
Purchase of marketable securities	(13)	(15)	(263)
Proceeds from realization of marketable securities	161	215	59
Net cash used in investing activities	(2,633)	(2,297)	(924)
Cash Flows from Financing Activities
Proceeds from debt	5,929	3,902	2,407
Repayments of debt	(4,116)	(1,870)	(2,491)
Debt fees paid	(49)	(33)	(43)
Change in current liability related to share forward contracts	0	(12)	(68)
Contribution (to)/ from non-controlling interests	(95)	(292)	(68)
Contribution from non-controlling interests	418	289	0
Purchase of treasury shares	(130)	(42)	0
Proceeds from sale of treasury shares	21	23	9
Dividends paid	(1,440)	(990)	(199)
Proceeds from issuance of equity	0	318	0
Net cash provided by/(used in) financing activities	538	1,293	(453)
Effect of exchange rate changes on cash and cash equivalents	7	(1)	9
Net (decrease)/ increase in cash and cash equivalents	(272)	295	84
Cash and cash equivalents at beginning of the period	755	460	376
Cash and cash equivalents at the end of period	483	755	460
Supplementary disclosure of cash flow information
Interest paid	282	284	231
Taxes paid	$ 188	$ 134	$ 138

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (USD $) In Millions	Total	Additional paid-in capital [Member]	Accumulated other comprehensive income [Member]	Retained Earnings [Member]	Noncontrolling Interest [Member]	Contributed Surplus [Member]	Share Capital [Member]
Balance at Dec. 31, 2008	$ 3,222	$ 35	$ 1	$ (160)	$ 593	$ 1,956	$ 797
Sale of treasury shares	9	8					1
Employee stock options issued	16	16
Change in actuarial gain (losses) relating to pension	14
Convertible loan-equity portion	105	105
Unrealized gain (loss) on marketable securities	317		317
Foreign exchange differences	30		29		1
Changes in actuarial gain (losses) relating to pension	14
Unrealized gain (loss) on marketable securities	317		317
Changes in actuarial gain (losses) relating to pension	13		12		1
Change in unrealized gain (loss) on interest rate swaps in VIEs	15				15
Net paid to non-controlling interest	(68)				(68)
Dividend paid	(199)			(199)
Net income	1,353			1,261	92
Balance at Dec. 31, 2009	4,813	164	359	902	634	1,956	798
Sale of treasury shares	23	20					3
Purchase of treasury shares	(42)	(38)					(4)
Issuance of shares	608	292			289		27
Induced conversion of convertible bonds	709	647					62
Employee stock options issued	11	11
Change in actuarial gain (losses) relating to pension	(32)		(26)		(6)
Convertible loan-equity portion	121	121
Unrealized gain (loss) on marketable securities	18		18
Realized gain/loss on marketable securities	(43)		(43)
Unrealized gain (loss) on marketable securities	(25)
Foreign exchange differences	27		16		11
Changes in actuarial gain (losses) relating to pension	(32)		(26)		(6)
Unrealized gain (loss) on marketable securities	(25)
Change in unrealized gain (loss) on interest rate swaps in VIEs	(11)				(11)
Change in unrealized gain (loss) on interest rate swaps in subsidiaries	(2)		(1)		(1)
Step-up acquisition of Scorpion	0			(13)	13
Contribution by non-controlling interest	282				282
Paid to non-controlling interest in Scorpion	(292)				(292)
Dividend paid to non-controlling interest in VIE	(435)				(435)
Dividend paid	(990)			(990)
Net income	1,172			1,117	55
Balance at Dec. 31, 2010	5,937	1,217	323	1,016	539	1,956	886
Sale of treasury shares	21	20					1
Purchase of treasury shares	(130)	(120)			(5)		(5)
Induced conversion of convertible bonds	727	674					53
Employee stock options issued	10	10
Change in actuarial gain (losses) relating to pension	(3)		(3)
Unrealized gain (loss) on marketable securities	(291)		(291)
Foreign exchange differences	38		28		10
Changes in actuarial gain (losses) relating to pension	(3)		(3)
Private placement in subsidiary	425	307			118
Costs related to capital increase in subsidiary	(7)	(7)
Unrealized gain (loss) on marketable securities	(291)		(291)
Change in unrealized gain (loss) on interest rate swaps in VIEs	20				20
Change in unrealized gain (loss) on interest rate swaps in subsidiaries	1		1
Dividend paid to non-controlling interest in VIE	(23)				(23)
Shares purchased from non controlling interests	(72)	(4)			(68)
Deconsolidation of subsidiaries	(393)		(63)		(330)
Dividend paid	(1,440)			(1,423)	(17)
Net income	1,482			1,401	81
Balance at Dec. 31, 2011	$ 6,302	$ 2,097	$ (5)	$ 994	$ 325	$ 1,956	$ 935

General information	12 Months Ended
Dec. 31, 2011
General information [Abstract]
General information
Note 1- General information

Seadrill Limited ("Seadrill" or the "Company") was incorporated in Bermuda in May 2005, and is a listed company on the Oslo Stock Exchange and the New York Stock Exchange. Seadrill, through a number of acquisitions of other companies and contracts for newbuildings, has developed into one of the largest international offshore drilling contractors, providing services within drilling and well services. As of December 31, 2011 the Company owned a versatile fleet consisting of drillships, jack-up rigs, semi-submersible rigs and tender rigs for operations in shallow and deepwater areas, as well as benign and harsh environments, totaling 55 offshore drilling units, including fifteen units under construction.

In addition to owning and operating offshore floaters, jack-up rigs and tender rigs, we provide platform drilling, well intervention and engineering services through the separately Oslo Stock Exchange listed company Seawell Limited, now renamed Archer Ltd ("Archer"), a Bermuda company in which we own 39.9% at the end of December 2011. Effective from February 2011, Archer is no longer fully consolidated into our financial statements, but accounted for as an investment in an associated company.

As used herein, and unless otherwise required by the context, the term "Seadrill" refers to Seadrill Limited and the terms "Company", "we", "Group", "our" and words of similar import refer to Seadrill and its consolidated companies. The use herein of such terms as group, organization, we, us, our and its, or references to specific entities, is not intended to be a precise description of corporate relationships.

Basis of presentation

The financial statements are presented in accordance with generally accepted accounting principles in the United States of America (US GAAP). The amounts are presented in United States dollar (US dollar) rounded to the nearest million, unless otherwise stated.

In 2011 we have changed the presentation of unbilled revenue, previously presented as other current assets, now presented under the Accounts receivable line in the Consolidated Balance Sheet. We have adjusted December 2010 figures accordingly for comparison.

We have in 2010 and 2011 significantly expanded our fleet of drilling rigs through acquisitions of new rigs and newbuilding orders. In response to this development and the deconsolidation of Archer, management has reviewed our internal reporting structure including the operating and reporting business segments. This review has resulted in a change in our reporting segments reflecting how the chief operating decision makers assess performance and allocates resources. This change had effect from January 1, 2011, but the segments have also been retrospectively recasted for comparison. The new segments are floaters, jack-up rigs, tender rigs and well services.

The accompanying consolidated financial statements present the financial position of Seadrill Limited, the consolidated subsidiaries and the group's interest in associated entities. Investments in companies in which the Company directly or indirectly holds more than 50% of the voting control are consolidated in the financial statements, as well as certain variable interest entities of which the Company is deemed to be the primary beneficiary.

In accordance with  US GAAP, Seadrill's acquisition of Scorpion Offshore Ltd in June 2010 and Archer's acquisitions of Universal Wireline Inc in January 2011, Gray Wireline Service Inc in December 2010, Rig Inspection Services limited in August 2010 have been accounted for as purchases in accordance with Statement of Financial Accounting Standards No. 141R (currently Accounting Standards Codification (ASC) Topic 805 Business Combinations). These acquisitions are described in more detail in Note 25 (Acquisitions). The fair value of the assets acquired and liabilities assumed were included in the Company's consolidated financial statements beginning on the date when control was achieved.

Derivative financial instruments, financial instruments that are held for trading or classified as available-for-sale and other investments in entities owned less than 20% where the Company does not exercise significant influence, are recognized at fair value if fair value is readily determinable.

Non-current assets and disposal groups held for sale are stated at the lower of their carrying amount or fair value less costs of sale.

The accounting policies set out below have been applied consistently to all periods in these consolidated financial statements.

Basis of consolidation

The consolidated financial statements include the assets and liabilities of the Company and its subsidiaries and certain variable interest entities, ("VIE"s) in which the Company is deemed to be the primary beneficiary. All intercompany balances and transactions have been eliminated on consolidation.

A variable interest entity is defined in Accounting Standards Codification ("ASC") Topic 810 "Consolidation" ("ASC 810") as a legal entity where either (a) the total equity at risk is not sufficient to permit the entity to finance its activities without additional subordinated support; (b) equity interest holders as a group lack either i) the power to direct the activities of the entity that most significantly impact on its economic success, ii) the obligation to absorb the expected losses of the entity, or iii) the right to receive the expected residual returns of the entity; or (c) the voting rights of some investors in the entity are not proportional to their economic interests and the activities of the entity involve or are conducted on behalf of an investor with a disproportionately small voting interest.

ASC 810 requires a variable interest entity to be consolidated by its primary beneficiary, being the interest holder, if any, which has both (1) the power to direct the activities of the entity which most significantly impact on the entity's economic performance, and (2) the right to receive benefits or the obligation to absorb losses from the entity which could potentially be significant to the entity.

We evaluate our subsidiaries, and any other entities in which we hold a variable interest, in order to determine whether we are the primary beneficiary of the entity, and where it is determined that we are the primary beneficiary we fully consolidate the entity.

Investment in companies in which we hold an ownership interest of between 20% and 50%, and over which we exercise significant influence, but do not consolidate, are accounted for using the equity method. The Company records its investments in associated companies and its share of earnings or losses in the consolidated statements of operations as "Share in results from associated companies". The excess, if any, of purchase price over book value of the Company's investments in equity method investees is included in the accompanying consolidated balance sheets in "Investment in associated companies".

Investments in companies in which our ownership is less than 20% are valued at fair value unless it is not possible to estimate fair value, then the cost method is used.

Intercompany transactions and internal sales have been eliminated on consolidation. Unrealized gains and losses arising from transactions with associates are eliminated to the extent of the Company's interest in the entity.

Accounting policies	12 Months Ended
Dec. 31, 2011
Accounting policies [Abstract]
Accounting policies
Note 2- Accounting policies

Use of estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Contract revenue

A substantial majority of the Company's revenues are derived from dayrate based drilling contracts (which may include lump sum fees for mobilization and demobilization) and other service contracts. Both dayrate based and lump sum fee revenues are recognized rateably over the contract period when services are rendered. Under some contracts, the Company is entitled to additional payments for meeting or exceeding certain performance targets. Such additional payments are recognized when any uncertainties are resolved or upon completion of the drilling program.

In connection with drilling contracts, the Company may receive lump sum fees for the mobilization of equipment and personnel or for capital additions and upgrades prior to commencement of drilling services. These up-front fees are recognized as revenue over the contract term, excluding option periods.

In some cases, the Company may receive lump sum non-contingent fees or dayrate based fees from customers for demobilization upon completion of a drilling contract. Non-contingent demobilization fees are recognized as revenue over contract term, excluding option periods not exercised by our customers. Contingent demobilization fees are recognized as earned upon completion of the drilling contract.

Fees received from customers under drilling contracts for capital upgrades are deferred and recognized over the contract term, excluding option periods not exercised.

Reimbursables

Reimbursements received for the purchases of supplies, personnel services and other services provided on behalf of and at the request of our customers in accordance with a contract or agreement are recorded as revenue. The related costs are recorded as reimbursable expenses in the same period.

Other revenues

In a business combination there may exist favorable and unfavorable drilling contracts which are recorded at fair value at the date of acquisition when the purchase price allocation is prepared. A favorable or unfavorable drilling contract is a contract that has a dayrate which differs from prevailing market rates at the time of acquisition. The net present value of such contracts is recorded as an asset or liability at the purchase date and subsequently recognized as revenue or reduction to revenue over the contract term.

Mobilization and demobilization expenses

Demobilization costs are costs related to the transfer of a vessel or drilling rig to a safe harbor or different geographic area and are expensed as incurred.

Mobilization costs incurred as part of a contract are capitalized and recognized as expense over the contract term, excluding option periods not exercised by our customers. The costs of relocating drilling units that are not under contract are expensed as incurred.

Repairs, maintenance and periodic surveys

Costs related to periodic overhauls of drilling units are capitalized under drilling units and amortized over the anticipated period between overhauls, which is generally five years. Related costs are primarily shipyard costs and the cost of employees directly involved in the work. Amortization costs for periodic overhauls are included in depreciation and amortization expense.

Costs for other repair and maintenance activities are included in vessel and rig operating expenses and expensed when the repairs and maintenance take place.

Foreign currencies

The Company and the majority of its subsidiaries use the US dollar as their functional currency because the majority of their revenues and expenses are denominated in US dollars. Accordingly, the Company's reporting currency is also US dollars. For subsidiaries that maintain their accounts in currencies other than US dollars, the Company uses the current method of translation whereby the statements of operations are translated using the average exchange rate for the year and the assets and liabilities are translated using the year end exchange rate. Foreign currency translation gains or losses on consolidation are recorded as a separate component of other comprehensive income in shareholders' equity.

Transactions in foreign currencies are translated into US dollar at the rates of exchange in effect at the date of the transaction. Foreign currency assets and liabilities are translated using rates of exchange at the balance sheet date. Gains and losses on foreign currency transactions are included in the consolidated statements of operations.

Current and non-current classification

Receivables and liabilities are classified as current assets and liabilities respectively, if their maturity is within one year of the balance sheet date. Otherwise, they are classified as non-current assets and liabilities.

Cash and cash equivalents

Cash and cash equivalents consist of cash, bank deposits and highly liquid financial instruments with original maturities of three months or less.

Restricted cash

Restricted cash consists of bank deposits which have been pledged as collateral for certain guarantees issued by a bank or minimum deposits which must be maintained in accordance with contractual arrangements. Restricted cash with maturity longer than one year are classified on a separate line as non-current assets.

Marketable securities

Marketable equity securities held by the Company are considered to be available-for-sale and, as such, are recorded at fair value with resulting unrealized gains and losses recorded as a separate component of accumulated other comprehensive income in shareholders' equity. The company also holds marketable securities considered to be trading securities and as such, are recorded at fair value with resulting unrealized gains and losses recorded through the profit and loss statement. Gains and losses on forward contracts to purchase marketable equity securities that do not meet the definition of a derivative are accounted for as available-for-sale.

Receivables

Receivables, including accounts receivable, are recorded in the balance sheet at their nominal amount less an allowance for doubtful accounts. The Company establishes reserves for doubtful accounts on a case-by-case basis when it is unlikely that required payments of specific amounts will occur. In establishing these reserves, the Company considers the financial condition of the customer as well as specific circumstances related to the receivable such as customer disputes. Receivable amounts determined as being unrecoverable are written off.

Impairment of marketable securities and equity method investees

The Company analyzes its available-for-sale securities and equity method investees for impairment during each reporting period to evaluate whether an event or change in circumstances has occurred in that period that may have a significant adverse effect on the fair value of the investment. The Company records an impairment charge for other-than-temporary declines in fair value when the fair value is not anticipated to recover above cost within reasonably period after the measurement date, unless there are mitigating factors that indicate impairment may not be required. If an impairment charge is recorded, subsequent recoveries in fair value are not reflected in earnings until sale of the securities held as available for sale or of the equity method investee are sold.

Newbuildings

The carrying value of rigs under construction ("Newbuildings") represents the accumulated costs at the balance sheet date. Cost components include payments for yard installments and variation orders, construction supervision, equipment, spare parts, capitalized interest, costs related to first time mobilization and commissioning costs. No charge for depreciation is made until commissioning of the newbuilding has been completed and it is ready for its intended use.

The Company may have options agreements with shipyards to order new rigs at fixed or variable prices which require some or no additional payment upon exercise. Payments for rig purchase options are capitalized at the time when option contracts are acquired or entered into. The Company reviews the expected future cash flows, which would result from the exercise of each option contract on a contract by contract basis to determine whether the carrying value of the option is recoverable.

Capitalized interest

Interest expenses are capitalized during construction of newbuildings based on accumulated expenditures for the applicable project at the Company's current rate of borrowing. The amount of interest expense capitalized in an accounting period shall be determined by applying an interest rate ("the capitalization rate") to the average amount of accumulated expenditures for the asset during the period. The capitalization rates used in an accounting period shall be based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts beyond the actual interest expense incurred in the period.

If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate to be applied to such excess shall be a weighted average of the rates applicable to other borrowings of the Company.

Drilling units

Rigs, vessels and equipment are recorded at historical cost less accumulated depreciation. The cost of these assets less estimated residual value is depreciated on a straight-line basis over their estimated remaining economic useful lives. The estimated economic useful life of the Company's floaters, jack-up rigs and tender rigs, when new, is 30 years.

Significant investments are capitalized and depreciated in accordance with the nature of the investment. Significant investments that are deemed to increase an asset's value for its remaining useful life are capitalized and depreciated over the remaining life of the asset.

Assets are classified as held for sale when management is actively committed to a probable asset sale within one year of an asset ready for immediate sale. Cost of property and equipment sold or retired, with the related accumulated depreciation and write-downs are removed from the balance sheet, and resulting gains or losses are included in the consolidated statement of operations.

Other equipment

Other equipment is recorded at historical cost less accumulated depreciation and is depreciated over its estimated remaining useful life, which is between three and five years depending on the type of asset.

Goodwill

The Company allocates the purchase price of acquired businesses to the identifiable tangible and intangible assets and liabilities acquired, with any remaining amount being capitalized as goodwill. Goodwill is tested for impairment at least annually at the reporting unit level, which is defined as an operating segment or a component of an operating segment that constitutes a business for which financial information is available and is regularly reviewed by management. The Company has determined that its reporting units are the same as the operating segments for the purpose of allocating goodwill and the subsequent testing of goodwill for impairment. The goodwill impairment test requires the Company to compare the fair value of its reporting units to their carrying value.  In the event that the fair value is less than carrying value, the Company must perform an exercise similar to a purchase price allocation in a business combination in order to determine the amount of the impairment charge.

We perform our annual test of goodwill impairment as of December 31 for each reporting unit, based on discounted cash flows. For the impairment testing we have used expected future cash flows applying contract dayrates during the firm contract periods and estimated forecasted dayrates for the periods after expiry of firm contract periods. We have assumed zero escalation of dayrates for the periods. The estimated future cash flows have been based on remaining economic useful lives for the assets, and discounted using a weighted average cost of capital (WACC).

We have also performed sensitivity analysis using different scenarios regarding future cash flows (being a product of dayrate levels, utilization rates, operational expenses, and maintenance expenses), remaining economic useful lives of the assets and discount rates showing acceptable tolerance to changes in underlying assumptions in the impairment model before changes in assumptions would result in impairment.

In September 2011, the Financial Accounting Standards Board, or FASB, issued new guidance relative to the test for goodwill impairment. The new guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two step goodwill impairment test. The new guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 with early adoption permitted. We have decided to early adopt this new guidance. For the year-ended December 31, 2011, we concluded it was not necessary to perform the two step goodwill impairment test.

Other intangible assets

Other intangible assets are recorded at historical cost less accumulated amortization. The cost of these assets less estimated residual value is amortized on a straight-line basis over the estimated remaining economic useful lives. Other intangible assets include technology and customer relationships.

Impairment of long-lived assets

The carrying value of long-lived assets that are held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of the asset by estimating the undiscounted future net cash flows expected to result from the asset, including eventual disposition. If the undiscounted future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value.

Defined benefit pension plans

The Company has several defined benefit plans which provide retirement, death and early termination benefits. The Company's net obligation is calculated separately for each plan by estimating the amount of the future benefit that employees have earned in return for their cumulative service.

The aggregated projected future benefit obligation is discounted to a present value, and the aggregated fair value of any plan assets is deducted. The discount rate is the market yield at the balance sheet date on government bonds in the relevant currency and based on terms consistent with the post-employment benefit obligations. The retirement benefits are generally a function of number of years of employment and amount of employees' remuneration. The plans are primarily funded through payments to insurance companies. The Company records its pension costs in the period during which the services are rendered by the employees. Actuarial gains and losses are recognized in the statement of operations when the net cumulative unrecognized actuarial gains or losses for each individual plan at the end of the previous reporting year exceed 10 percent of the higher of the present value of the defined benefit obligation and the fair value of plan assets at that date. These gains and losses are recognized over the expected remaining working lives of the employees participating in the plans. Otherwise, recognition of actuarial gains and losses is included in other comprehensive income.  Those amounts will be subsequently recognized as a component of net periodic pension cost on the same basis as the amounts recognized in accumulated other comprehensive income.

Treasury shares

Treasury shares are recognized at cost as a component of equity. The purchase of treasury shares reduces the Company's share capital by the nominal value of the acquired treasury shares. The amount paid in excess of the nominal value is treated as a reduction of additional paid-in capital.

Derivative Financial Instruments and Hedging Activities

The Company's interest-rate swap agreements, foreign currency options and forward exchange contracts are recorded at fair value. Changes in the fair value of interest-rate swap agreements, forward exchange and currency options contracts, which have not been designated as hedging instruments, are recorded as a gain or loss as a separate line item within Financial Items.

Changes in the fair value of any derivative instrument that we have formally designated as a hedge, are recognized in the "Accumulated other comprehensive income (loss)" in the Consolidated Balance Sheets. Any change in fair value relating to an ineffective portion of a designated hedges is charged to the income statement. When the hedged item affects the income statement, the gain or loss included in accumulated other comprehensive income (loss) is reported on the same line in the Consolidated Statements of Income as the hedged item.

Financial instruments such as forward contracts to purchase shares that do not qualify as derivative instruments are not recognized on the balance sheet, unless deemed impaired. Such instruments are off-balance sheet transactions and result in only disclosures.

Income taxes

Seadrill is a Bermuda company. Currently, Seadrill is not required to pay taxes in Bermuda on ordinary income or capital gains as we qualify as an exempt company. The Company has received written assurance from the Minister of Finance in Bermuda that, it will be exempt from taxation until March 2035. Certain subsidiaries operate in other jurisdictions where taxes are imposed. Consequently income taxes have been recorded in these jurisdictions when appropriate.

Significant judgment is involved in determining the Group-wide provision for income taxes. There are certain transactions for which the ultimate tax determination is unclear due to uncertainty in the ordinary course of business. Seadrill recognizes tax liabilities based on its assessment of whether its tax positions are more likely than not sustainable, based on the technical merits and considerations of the relevant taxing authority's widely understood administrative practices and precedence.

Income tax expense consists of taxes currently payable and changes in deferred tax assets and liabilities calculated according to local tax rules. Deferred tax assets and liabilities are based on temporary differences that arise between carrying values used for financial reporting purposes and amounts used for taxation purposes of assets and liabilities and the future tax benefits of tax loss carry forwards. A deferred tax asset is recognized only to the extent that it is more likely than not that future taxable profits will be available against which the asset can be utilized. The amount of deferred tax provided is based upon the expected manner of settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantially enacted at the balance sheet date. The impact of tax law changes is recognized in periods when the change is enacted or substantially enacted.

Deferred charges

Loan related costs, including debt arrangement fees, are capitalized and amortized over the term of the related loan and are included in interest expense.

Convertible debt

Convertible bond loans issued by the Company include both a loan component (host contract) and an option to convert the loan to shares (embedded derivative).

An embedded derivative, such as a conversion option, may be separated from its host contract and accounted for separately if certain criteria are met (including if the contract that embodies both the embedded derivative and the host contract is not measured at fair value, the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract and if a separate instrument with the same terms as the embedded instrument would be a derivative).

If an embedded derivative instrument is separated from its host contract, the host contract shall be accounted for based on generally accepted accounting principles applicable to instruments of that type which do not contain embedded derivative instruments.

Total Return Equity Swaps

From time to time, the Company enters into total return equity swaps ("TRS") indexed to the Company's own shares, where the counterparty acquires shares in the Company and the Company carries the risk of fluctuations in the share price of the acquired shares. The fair value of each TRS is recorded as an asset or liability, with the changes in fair value recorded in the consolidated statement of operations. The Company may, from time to time, enter into TRS arrangements indexed to shares in other companies and these are accounted for in the same way.

Share-based compensation

The Company has established an employee share ownership plan under which employees, directors and officers of the Group may be allocated options to subscribe for new shares in the ultimate parent, Seadrill Limited. The compensation cost for stock options is recognized as an expense over the service period based on the fair value of the options granted.

The fair value of the share options issued under the Company's employee share option plans is determined at grant date taking into account the terms and conditions upon which the options are granted, and using a valuation technique that is consistent with generally accepted valuation methodologies for pricing financial instruments, and that incorporates all factors and assumptions that knowledgeable, willing market participants would consider in determining fair value. The fair value of the share options is recognized as personnel expenses with a corresponding increase in equity over the period during which the employees become unconditionally entitled to the options. Compensation cost is initially recognized based upon options expected to vest with appropriate adjustments to reflect actual forfeitures. National insurance contributions arising from such incentive programs are expensed when the options are exercised.

Provisions

A provision is recognized in the balance sheet when the Company has a present legal or constructive obligation as a result of a past event, and it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate of the amount can be made. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability.

Segment reporting

We have in 2010 and 2011 significantly expanded our fleet of drilling rigs through acquisitions of new rigs and newbuilding orders. In response to this development and the deconsolidation of Archer, management has reviewed our internal reporting structure including the operating and reporting business segments. This review has resulted in a change in our reporting segments reflecting how the chief operating decision makers assess performance and allocates resources. This change had effect from January 1, 2011, but the segments have also been retrospectively recasted for comparison. The new segments are floaters, jack-up rigs, tender rigs and well services.

As of December 31, 2011, the Company has three reportable business segments which include floaters, jack-up rigs and tender rigs. The well services business segment included the activities of Archer which performs various services related to platform drilling, drilling facility engineering, well intervention and oilfield services. With effect from the end of February 2011, Archer has been deconsolidated and the well services segment is no longer part of our consolidated financial statements.

Related parties

Parties are related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also related if they are subject to common control or common significant influence. All transactions between the related parties are based on the principle of arm's length (estimated market value).

Issuance of shares by a subsidiary/associate

As of January 1, 2009 ASC 810-10-65 (FAS 160) was implemented which precludes a company from recognizing a profit when its subsidiary or associate issues its stock to third parties at a price per share in excess of its carrying amount if such profit is realizable. Effective from January 1, 2009 any profit of future issuance of shares by a subsidiary/associate will hence be recorded as equity transactions.

Earnings per share

Basic earnings per share ("EPS") is calculated based on the income (loss) for the period available to common stockholders divided by the weighted average number of shares outstanding for basic EPS for the period. Diluted EPS includes the effect of the assumed conversion of potentially dilutive instruments which for the Company includes share options and convertible debt. The determination of dilutive earnings per share requires the Company to potentially make certain adjustments to net income and for the weighted average shares outstanding used to compute basic earnings per share unless anti-dilutive.

Reclassifications

Certain reclassifications have been made to prior period amounts to conform with the current year presentation. These reclassifications did not have a material effect on the consolidated financial statements.

New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, or ASU, 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRSs (International Financial Reporting Standards)". In general, ASU 2011-04 clarifies the FASB's intent about the application of existing fair value measurement and disclosure requirements, and for many of these requirements the amendments are not intended to result in any change in the application of ASC Topic 820, "Fair Value Measurement". At the same time, there are some amendments that do change particular principles or requirements relating to fair value measurement and disclosure.  ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Its adoption is not expected to have a material impact on the Company's disclosures or consolidated financial position, results of operations, and cash flows.

In June 2011, the FASB issued ASU 2011-05 "Presentation of Comprehensive Income" in order to improve the comparability, consistency and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity, and requires entities to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a continuous statement of comprehensive income or in two separate but consecutive statements. ASU 2011-05 is effective for fiscal years beginning after December 15, 2011, although early adoption is permitted. Its adoption is not expected to have a material impact on the Company's disclosures or consolidated financial position, results of operations, and cash flows.

In September 2011, the FASB issued new guidance relative to the test for goodwill impairment. The new guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The new guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 with early adoption permitted. The company has decided to early adopt this new guidance.

In December 2011, the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets and Liabilities" in order to standardize the disclosure requirements under US GAAP and IFRS relating to both instruments and transactions eligible for offset in financial statements. ASU 2011-11 is applicable for annual reporting periods beginning on or after January 1, 2013. Its adoption is not expected to have a material impact on the Company's disclosures.

Segment information	12 Months Ended
Dec. 31, 2011
Segment information [Abstract]
Segment information
Note 3 – Segment information

Operating segments

The Company provides drilling and related services to the offshore oil and gas industry. The split of our organization into segments has historically been based on differences in management structure and reporting, economic characteristics, customer base, asset class and contract structure.

We have in 2010 and 2011 significantly expanded our fleet of drilling rigs through acquisitions of new rigs and newbuilding orders. In response to this development and the deconsolidation of Archer, management has reviewed our internal reporting structure including the operating and reporting business segments. This review has resulted in a change in our reporting segments reflecting how the chief operating decision makers assess performance and allocates resources. This change had effect from January 1, 2011, but the segments have also been retrospectively recasted for comparison sake.

We currently operate in the following three segments:

Floaters: The Company offers services encompassing drilling, completion and maintenance of offshore wells. The drilling contracts relate to employment of semi-submersible rigs and drillships.

Jack-up rigs: The Company offers services encompassing drilling, completion and maintenance of offshore exploration and production wells. The drilling contracts relate to Jack-up rigs for operations in harsh and benign environment.

Tender Rigs: The Company operates self-erecting tender rigs and semi-submersible tender rigs, which are used for production drilling and well maintenance in benign environments.

Segment results are evaluated on the basis of operating profit, and the information given below is based on the internal reporting structure used in the reporting to the Executive Management and the Board. The accounting principles for the segments are the same as for the Company's Consolidated Financial Statements.

Revenues (excluding gain on sale of drilling units)

(In US$ millions)	2011	2010	2009

Floaters	2,694	2,264	1,864
Jack-up rigs	776	578	388
Tender Rigs	589	482	392
Well Services	133	717	610
Total	4,192	4,041	3,254

Depreciation and amortization

(In US$ millions)	2011	2010	2009

Floaters	358	301	261
Jack-up rigs	135	99	72
Tender Rigs	63	57	42
Well Services	7	23	21
Total	563	480	396

Operating Income – net income

(In US$ millions)	2011	2010	2009

Floaters	1,328	1,140	912
Jack-up Rigs	220	199	229
Tender Rigs	221	222	174
Well Services	5	64	57
Operating income	1,774	1,625	1,372
Unallocated items:
Total financial items	(103)	(294)	101
Income taxes	(189)	(159)	(120)
Gain on issuance of shares by subsidiary	-	-	-
Net income	1,482	1,172	1,353

Total assets

(In US$ millions)	2011	2010

Floaters	12,600	11,650
Jack-up Rigs	4,200	3,538
Tender Rigs	1,504	1,322
Well Services	-	987
Total	18,304	17,497

Goodwill

(In US$ millions)	2011	2010

Floaters	890	890
Jack-up Rigs	281	281
Tender Rigs	149	149
Well Services	-	356
Total	1,320	1,676

As a consequence of the change in segment structure from 2011, the Goodwill has been reassigned to the reporting units affected using a relative fair value allocation approach.

Total liabilities

(In US$ millions)	2011	2010

Floaters	8,274	8,092
Jack-up Rigs	2,745	2,406
Tender Rigs	983	630
Well Services	-	432
Total	12,002	11,560

Capital expenditures – fixed assets

(In US$ millions)	2011	2010	2009

Floaters	1,805	1,330	936
Jack-up Rigs	495	877	155
Tender Rigs	243	134	247
Well Services	-	27	31
Total	2,543	2,368	1,369

Geographic segment data

Revenues are attributed to geographical segments based on the country of operations for drilling activities, i.e. the country where the revenues are generated. The following presents the Company's revenues and fixed assets by geographic area:

Revenues (excluding gain on sale of assets)

(In US$ millions)	2011	2010	2009

Norway	966	1,393	1,235
UK	56	151	149
Brunei	54	66	42
Thailand	303	165	112
Malaysia	207	62	108

Congo	-	37	70
Nigeria	235	204	155
Australia	-	-	112
USA	202	186	147
Brazil	913	710	500
China	299	230	178
Indonesia	130	159	179
Philippines	-	109	54
Vietnam	157	150	105
Angola	337	182	27
Red Sea	-	68	1
Trinidad & Tobago	41	-	-
Saudi Arabia/Kuwait	127	69	-
Mexico	49	-	-
Other	116	100	80
Total	4,192	4,041	3,254

Fixed assets – operating drilling units (1)

(In US$ millions)	2011	2010

Norway	2,007	1,321
UK	-	751
Brunei	38	210
Thailand	605	397
Malaysia	333	250
Nigeria	1,191	601
USA	496	515
Brazil	2,096	2,804
China	1,091	1,171
Indonesia	321	570
Vietnam	336	521
Angola	979	1,020
Trinidad & Tobago	424	-
Saudi Arabia	331	345
Mexico	605	-
Other	370	319
Total	11,223	10,795

(1) The fixed assets referred to in the table are the Company's operating drilling units. Asset locations at the end of a period are not necessarily indicative of the geographic distribution of the revenues or operating profits generated by such assets during such period.

Taxation	12 Months Ended
Dec. 31, 2011
Taxation [Abstract]
Taxation
Note 4 – Taxation

Income taxes consist of the following:

	Year ended December 31
(In millions of US dollar)	2011	2010	2009

Current tax expense:
Bermuda	-	-	-
Foreign	328	184	118
Deferred tax expense:
Bermuda	-	-	-
Foreign	24	14	(3)
Deferred taxes acquired during the year	-	-	-
Tax related to internal sale of assets in subsidiary, amortized for group purposes	(163)	(39)	5
Total provision	189	159	120
Effective tax rate	11.3%	12.1%	8.1%

The Company, including its subsidiaries, is taxable in several jurisdictions based on its rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it might have an overall loss at the consolidated level.

The income taxes for the years ended December 31 differed from the amount computed by applying the statutory income tax rate of 0 % as follows:

	Year ended December 31
(In millions of US dollar)	2011	2010	2009

Income taxes at statutory rate	-	-	-
Effect of transfers to new tax jurisdictions	(163)	(39)	5
Effect of change in taxable currency	-	-	-
Effect of taxable income in various countries	352	198	115
Total	189	159	120

Deferred Income Taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets (liabilities) consist of the following:

Deferred Tax Assets:

(In US$ millions)	December 31, 2011	December 31, 2010

Pension	11	15
Tax loss carry forward	-	10
Unfavorable contracts	-	2
Provisions	15	-
Property, plant and equipment	9	-
Other	8	5
Gross deferred tax asset	43	32

Deferred Tax Liability:

(In US$ millions)	December 31, 2011	December 31, 2010

Property, plant and equipment	-	62
Long term maintenance	-	48
Gain from sale of fixed assets	31	64
Other	13	24
Gross deferred tax liability	44	198

Net deferred tax	1	166

Net deferred taxes are classified as follows:

(In US$ millions)	December 31, 2011	December 31, 2010

Short-term deferred tax asset	10	2
Long-term deferred tax asset	33	30
Short-term deferred tax liability	10	17
Long-term deferred tax liability	34	181
Net deferred tax	1	166

Future taxable income justifies the inclusion of tax loss carry-forward in the calculation of net deferred taxes.

Uncertain tax positions

In October 2011, the tax authorities in Norway issued a tax reassessment pertaining to tax filings made by our consolidated subsidiary, North Atlantic Drilling Limited ("North Atlantic") for the years 2007 through 2009. The following issues were addressed in the tax reassessment:

a)
the Company's 2007 tax positions relating to a possible taxable gain arising from the transfer of certain legal entities to a different tax jurisdiction.  These positions also affect the relevant filed tax assessments for 2008, 2009 and 2010.  To the extent there is a taxable gain, there is also an uncertainty related to the amount of such gain, and this, in turn, is affected by the timing of the transfer of the domiciles of the legal entities to a new tax jurisdiction.  In the Company's opinion, the transfer by the legal entities of their domiciles took place in December 2007.

b)
the principles for conversion of the functional currency for several Norwegian subsidiaries for tax reporting purposes. In the Company's view, applicable tax legislation is subject to various interpretations related to the calculation of the tax basis measured in Norwegian kroner. There is ongoing correspondence with tax authorities with regards to calculation methods for conversion of accounts in functional currency to taxable income in Norwegian kroner.

The total remaining claim following the tax reassessment is approximately $263 million and is calculated based on tax reassessments received, reduced with payments and ordinary current tax accruals in 2010 and 2011.

Management remains of the opinion that the tax authorities' position, related to item a) above, is based on an unconstitutional retroactive application of the law. We will vigorously defend ourselves against this claim and we have filed legal action in Norway to mitigate the liability. As for item b) above, we are in the process of filing an appeal

Management has performed an analysis for uncertain tax positions in the various jurisdictions in which the Company operates, in accordance with ASC Topic 740 Income Taxes. Based on the analysis, the Company has recorded a tax expense of $9 million in the profit and loss statement and $39 million as deferred charges, amortized over the remaining lifetime of the sold drilling units. Correspondingly, a short term tax liability related to uncertain tax positions of $48 million has been recorded in 2011.

The changes to our liabilities related to unrecognized tax benefits, excluding interest and penalties that we recognize as a component of income tax expense, where as follows:

	Year ended December 31
(In millions of US dollar)	2011	2010	2009
Balance beginning of period	-	-	-
Additions for prior years tax positions	48	-	-
Balance end of period	48	-	-

In addition to this, a provision of $15 million has been recorded as tax expense in the profit and loss statement related to item b) above with a corresponding short term tax liability.

In relation  to the above mentioned possible tax claims, Seadrill Limited has in 2012 provided North Atlantic Drilling Limited with a liquidity facility covering any liquidity exposure for North Atlantic Drilling Limited and where Seadrill Limited will keep North Atlantic Drilliing Limited harmless for any tax claim exceeding $63 million related to the move of legal entities to a new tax jurisdiction and the use of US dollar as the functional currency for tax reporting purposes.

Based on the analysis, the Company has not made any other provisions for uncertain tax positions than the one described above.

The parent company, Seadrill Limited, is headquartered in Bermuda where we have been granted a tax exemption until 2035.  Other jurisdictions in which the Company and its subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction.  Thus, the Company may pay tax within some jurisdictions even though it may have an overall loss at the consolidated level.  The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
Australia	2008
Nigeria	2007
Norway	2007
Thailand	2003

Earnings per share	12 Months Ended
Dec. 31, 2011
Earnings per share [Abstract]
Earnings per share
Note 5 – Earnings per share

The components of the numerator and denominator for the calculation of basic and diluted earnings per share resulting from continuing operations are as follows:

	Net income	Weighted average million of shares outstanding	Earnings per share
2009
Earnings per share	1,261	399	3.16
Effect of dilution:
Convertible bonds	50	36
Share options	-	2
Diluted earnings per share	1,311	437	3.00
2010
Earnings per share	1,117	409	2.73
Effect of dilution:
Convertible bonds	228	60
Share options	-	2
Diluted earnings per share**	1,345	471	2.73
2011
Earnings per share	1,401	459	3.05
Effect of dilution:
Convertible bonds	45	28
Share options	-	1
Diluted earnings per share	1,446	488	2.96

**The loss on debt extinguishment of $145 million has been added back to net income in addition to interests expenses related to the convertible bonds. These effects are anti-dilutive, and exceed the effect of increased denominator when calculating the diluted earnings per share. As a consequence of this, the diluted earnings per share equal basic earnings per share.

Other revenues	12 Months Ended
Dec. 31, 2011
Other revenues [Abstract]
Other revenues
Note 6 – Other revenues

Other revenues comprise the following items:

	Year ended December 31
(In US$ millions)	2011	2010	2009

Amortization of unfavorable contracts	24	39	43
Amortization of favorable contracts	(23)	(13)	-
Total	1	26	43

The unfavorable contract values arose from the acquisition of Smedvig and Eastern Drilling and represent the net present value of the existing contracts compared to the current market rates, discounted at the weighted average cost of capital. The estimated unfavourable contract values have been amortized and recognized under other revenues over the terms of the contracts, ranging from two to five years and are fully amortized at December 31, 2011. The favourable contract values arose from the acquisition of Scorpion in June 2010 and are amortized over a period ranging from 20 to 36 months.  As of December 31, 2011 unamortized amount of favorable contracts amounted to US$14 million.

Gain on sale of assets	12 Months Ended
Dec. 31, 2011
Gain on sale of assets [Abstract]
Gain on sale of assets
Note 7 – Gain on sale of assets

The Company has recognized the following gains and losses on sales of assets:

(In millions of US dollar)	Net proceeds	Book value on disposal	Gain/Loss
Year ended December 31, 2011:
Sale of jack-up West Juno	248	226	22
Total for year ended December 31, 2011	248	226	22
Year ended December 31, 2010:
Sale of Jack-up rig West Larissa	55	29	26
Total for year ended December 31, 2010	55	29	26

Year ended December 31, 2009:
Sale of jack-up rig West Ceres	178	157	21
Gain on disposal of jack-up rig West Atlas	200	142	58
Gain on sale of Seadrill's share in Chestnut field	4	0	4
Loss related to jack-up newbuild*	11	23	(12)
Total for year ended December 31, 2009	393	322	71

* Loss incurred due to the PPL yard exercising their option to purchase the construction contract for one jack-up rig.

Operational leases	12 Months Ended
Dec. 31, 2011
Operational leases [Abstract]
Operational leases
Note 8 – Operational leases

The Company has operating leases relating to premises, the most significant being its offices in Stavanger, Singapore, Houston, Rio de Janeiro, Dubai and Aberdeen. In the years ended December 31, 2011, 2010 and 2009 rental expenses amounted to $20 million, $21 million and $14 million, respectively. Future minimum rental payments are as follows:

Year	US$million
2012	17
2013	9
2014	6
2015	5
2016	4
2017 and thereafter	10
Total	51

Impairment loss on marketable securities and investments in associated companies	12 Months Ended
Dec. 31, 2011
Impairment loss on marketable securities and investments in associated companies [Abstract]
Impairment loss on marketable securities and investments in associated companies
Note 9 – Impairment loss on marketable securities and investments in associated companies

As at December 31, 2011, the Company owns a number of shares, share purchase agreements and bonds in companies including Archer Ltd., Asia Offshore Drilling Ltd., Varia Perdana Bhd., Sevan Drilling, SapuraCrest Bhd, Seahawk Drilling Inc., Ensco plc, Petromena and Golden Close Marine.

In 2011 the Company determined that the declines in fair value of the Archer investment were other than temporary based primarily upon its evaluation of the severity of the excess of its cost basis over the market price of the security and the prospects for recovery within 2012. As a result, an impairment loss was recognized reducing its cost basis of this associated company to the market price of the shares in question as of December 31, 2011, which was $393 million. The impairment loss amounted to $463 million and is presented as share of result from associated companies in the consolidated statements of operations.

Also the Company determined that the decline in fair value of its Seahawk shares was other than temporary and as a result, an impairment loss was recognized reducing its cost basis to the market price of the shares in question as of December 31, 2011. The impairment loss amounted to $10 million and has been classified as a separate line item in the consolidated statements of operations.

In 2010 the Company determined that the decline in fair value of its Seahawk shares was other than temporary and as a result, an impairment loss was recognized reducing its cost basis to the market price of the shares in question as of December 31, 2010. The loss of $15 million was classified as a separate line item in the income statement.

For the twelve month period ended December 31, 2009 no impairment losses were recognized for the securities.

Other financial items	12 Months Ended
Dec. 31, 2011
Other financial items [Abstract]
Other financial items
Note 10 – Other financial items

The main items reported within Other financial items are detailed below.

In the twelve months ended December 31, 2011, the Company recorded a gain of $7 million in Commercial Interest Reference Rate (CIRR) amortization.

In the twelve months ended December 31, 2010, the Company recorded a gain of $43 million on the partial redemption of its investment in the Petromena NOK2 billion bond. The Company also recorded a gain of $8 million in CIRR amortization and a loss of $11 million related to unamortized funding arrangement fees.

In the twelve months ended December 31, 2009, the Company recorded a gain of $16 million on the partial redemption of its investment in the Petromena NOK2 billion bond, and the receipt of shares to the value of $25 million in Seahawk as dividend in kind paid by Pride.

Deconsolidation of subsidiary	12 Months Ended
Dec. 31, 2011
Gain on issuance of shares by subsidiary [Abstract]
Deconsolidation of subsidiary
Note 11 – Deconsolidation of subsidiary

Prior to February 23, 2011, Seawell Ltd was a consolidated subsidiary of Seadrill. On February 23, 2011, the stockholders in Allis-Chalmers Inc approved a merger agreement and a plan of merger, involving Allis-Chalmers, Seawell and Wellco Sub Company, pursuant to which Allis-Chalmers would become a subsidiary of Seawell. At the same time Seawell was renamed Archer.

As of February 23, 2011, we held 117,798,650 shares in Archer. Based on closing share price of NOK34.00 on February 23, 2011, this ownership had a gross value of $711 million. As a consequence of the merger, our ownership interest in Archer was reduced from 52.3% to 36.4%, and as such, Archer was deconsolidated as of February 23, 2011.

A change in control is considered a re-measurement event; therefore, upon losing control of Archer, we have re-measured at fair value any retained equity interest in the former subsidiary.

(In US$ millions)	December 31, 2011

Fair value of the consideration received	-
Fair value of the retained non-controlling investment	711
The carrying amount of non-controlling interest in Archer	330
The carrying amount of Archer's assets and liabilities	(564)
Accumulated translation adjustments recycled from OCI into profit & loss	70
Accumulated actuarial loss recycled from OCI into profit & loss	(7)
Total gain	540

Subsequent to the deconsolidation, the Company has purchased shares in Archer for $167 million, increasing our ownership to 39.9%. The total carrying value has been impaired in the fourth quarter of 2011, refer note 9 "Impairment loss on marketable securities and investments in associated companies".

In August 2010, Archer issued 115,400,000 new shares of par value $2.00 each at a price of NOK23.00 per share, raising a total of NOK2.6 billion. The Company subscribed for 34,873,000 of the new shares and, at the same time purchased an additional 1,757,000 shares. As a result, the Company's shareholding was reduced from 73.8% to 52.3%. Following the FASB authoritative guidance amending the accounting and reporting requirements for decreases in ownership of a subsidiary, issued in January 2010, this transaction was recorded as non-controlling interest in the balance sheet.

Restricted cash	12 Months Ended
Dec. 31, 2011
Restricted cash [Abstract]
Restricted cash
Note 12 – Restricted cash

Restricted cash includes:

(In US$ millions)	December 31, 2011	December 31, 2010

CIRR deposits (see Note below)	298	355
Margin calls related to share forward agreements	137	61
Restricted deposit related to loan facility	5	-
Tax withholding deposits	42	44
Total restricted cash	482	460
Long-term restricted cash (related to CIRR deposits and loan facility)	250	305
Short-term restricted cash	232	155

Note: CIRR deposits are cash deposited with commercial banks, which match Commercial Interest Reference Rate ("CIRR") loans from Exportfinans ASA, the Norwegian export credit agency (see Note 22). The deposits are used to make repayments of the CIRR loans.

Marketable securities	12 Months Ended
Dec. 31, 2011
Marketable securities [Abstract]
Marketable securities
Note 13 – Marketable securities

Marketable securities held by the Company are equity securities considered to be available-for-sale securities or trading securities.

(In US$ millions)	December 31, 2011	December 31, 2010

Original cost	24	306
Unrealized gain on marketable securities	-	292
Carrying value	24	598

The net unrealized holding gains as of December 31, 2011 amounted to $0 million. This represents the net of $1 million unrealized gain recorded in accumulated other comprehensive income in the balance sheet and an unrealized loss of $1 million recorded through the profit and loss statement.

The unrealized holding gains as of December 31, 2010 were recorded in accumulated other comprehensive income in the balance sheet.

Marketable securities held by us include approximately 3.5% of the issued shares of Ensco plc. ("Ensco"), 9.2% of the issued shares of Seahawk Drilling Inc. ("Seahawk"), 81.1% of the partially redeemed Petromena NOK2,000 million bond ("Petromena") and 3.3% of Golden Close Maritime bond ("Golden Close"). Marketable securities and changes in their carrying value are as follows:

(In US$ millions)	Pride	Ensco	Seahawk	Petromena	Golden Close	Other bonds	Total

Historic cost at December 31, 2010	268	-	10	13	15	-	306
Fair Market value adjustments recognized via OCI as of December 31, 2010	276	-	-	16	-	-	292
Net book value at December 31, 2010	544	-	10	29	15	-	598
Additions	-	5	-	-	-	13	18
Fair market value adjustments recognized via OCI	140	-	-	(16)	1	-	125
Release of OCI into profit & loss	(416)	-	-		-	-	(416)
Realization of historic cost	(268)	-	-	(9)	-	(13)	(290)
Other than temporary impairments	-	-	(10)	-	-	-	(10)
Historic cost at Dec 31, 2011	-	5	0	4	15	0	24
Fair Market value adjustments recognized via OCI as of December 31, 2011	-	-	-	-	1	0	1
Fair Market value adjustments recognized via P&L	-	(1)	-	-	-	0	(1)
Net book value at December 31, 2011	0	4	0	4	16	0	24

Refer also to note 34 "Gain on realization of marketable securities".

Accounts receivable	12 Months Ended
Dec. 31, 2011
Accounts receivable [Abstract]
Accounts receivable
Note 14 – Accounts receivable

Accounts receivable are presented net of allowances for doubtful accounts. The allowance for doubtful accounts receivables at December 31, 2011 was $25 million (2010: $25 million).

The Company did not recognize any bad debt expense in 2011 or 2010, but has instead reduced contract revenue for the disputed amounts.

Other current assets	12 Months Ended
Dec. 31, 2011
Other current assets [Abstract]
Other current assets
Note 15 – Other current assets

Other current assets include:

(In US$ millions)	December 31, 2011	December 31, 2010

Prepaid expenses/accrued revenue	25	113
Deferred charges – short term portion	26	21
Unrealized gain on total return swap agreements	11	38
Reimbursable amounts due from customers	154	74
Insurance claim proceeds (re West Atlas)	-	25
Favorable contracts	12	23
Other	95	113
Total other current assets	323	407

Investment in associated companies	12 Months Ended
Dec. 31, 2011
Investment in associated companies [Abstract]
Investment in associated companies
Note 16 – Investment in associated companies

The Company has the following investments that are recorded using the equity method:

	December 31, 2011	December 31, 2010	December 31, 2009

Scorpion Offshore Limited ("Scorpion")	- *	- *	38.6%
SapuraCrest Bhd ("SapuraCrest")	23.6%	23.6%	23.6%
Varia Perdana Sdn Bhd ("Varia Perdana")	49.0%	49.0%	49.0%
Tioman Drilling Company Sdn Bhd ("Tioman")	49.0%	49.0%	49.0%
C6 Technologies AS ("C6")**	-	50.0%	-
Archer ("Archer")**	39.9%	-	-
Asia Offshore Drilling ("AOD")	33.8%	-	-
Sevan Drilling ("Sevan Drilling")	28.5%	-	-

* During 2010 the Company's ownership in Scorpion increased from 38.6% to 100%, As such Scorpion was fully consolidated into Seadrill's financial statements as of December 31, 2010. (Reference note 25 Acquisitions)

** In February 2011, we deconsolidated our majority-owned subsidiary Archer (formerly Seawell Limited). Archer is now accounted for as an associated company (Reference note 11)

Summarized balance sheet information of the Company's equity method investees is as follows:

	As of December 31, 2011
(In US$ millions)	Current assets	Non-current assets	Current liabilities	Non-current liabilities
SapuraCrest	716	514	505	198
Varia Perdana	136	157	64	33
Tioman	80	-	70	-
Archer	638	2,176	466	1,061
AOD	49	122	3	-
Sevan Drilling	224	1,375	117	810
TOTAL	1,843	4,344	1,225	2,102

	As of December 31, 2010
(In US$ millions)	Current assets	Non-current assets	Current liabilities	Non-current liabilities
SapuraCrest	742	463	596	136
Varia Perdana	131	157	50	34
Tioman	111	-	96	-
C6	4	9	-	-
TOTAL	988	629	742	170

Summarized statement of operations information for the Company's equity method investees is as follows:

	Year ended December 31, 2011
(In US$ millions)	Operating revenues	Net operating income	Net income
SapuraCrest	866	166	147
Varia Perdana	119	96	96
Tioman	190	(2)	(4)
Archer	1,855	(16)	(77)
AOD	-	(4)	(4)
Sevan Drilling	116	8	(50)
TOTAL	3,146	248	108

	Year ended December 31, 2010
(In US$ millions)	Operating revenues	Net operating income	Net income
SapuraCrest	1,043	118	122
Varia Perdana	164	99	99
Tioman	247	9	5
C6	-	(1)	(1)
TOTAL	1,454	225	225

	Year ended December 31, 2009
(In US$ millions)	Operating revenues	Net operating income	Net income
Scorpion	345	109	61
SapuraCrest	1,063	117	98
Varia Perdana	145	93	92
Tioman	239	9	7
TOTAL	1,792	328	258

Scorpion is a jack-up drilling rig company incorporated in Bermuda that was listed on the Oslo Stock Exchange until Seadrill's takeover in 2010.

SapuraCrest is a company incorporated and listed on the Malaysian stock exchange, which provides drilling and related services to offshore oil and gas industries in Malaysia and other countries.

Varia Perdana is a company incorporated in Malaysia, which operates a fleet of tender rigs. It is 51% owned by SapuraCrest Bhd and 49% owned by Seadrill.

Tioman is a company incorporated in Malaysia, which provides well services. It is 51% owned by SapuraCrest Bhd. and 49% owned by Seadrill.

Archer is a company listed in Oslo Stock Exchange and provides drilling and well services.

Asia Offshore Drilling was established by Mermaid Maritime Public Company Limited in late 2010 when two MOD-V B Class jack-up rigs were ordered at Keppel FELS in Singapore. AOD has additional option agreements for construction of two similar units and the Company is now responsible for the construction supervision, project management and commercial management of all of AODs jack-up rigs.

Sevan Drilling is a Norwegian public limited liability company (ASA), with its tax residency in Norway. The company was listed on the Oslo Axess in May 2011 and transferred to Oslo Stock Exchange in February 2012.

At the year-end the book values of the Company's investment in associated companies are as follows:

(In US$ millions)	December 31, 2011	December 31, 2010

SapuraCrest	106	86
Tioman	1	3
Varia Perdana	102	111
C6	-	5
Archer	393	-
AOD	53	-
Sevan Drilling	66	-
Total	721	205

At year-end the share of recorded equity in the statutory accounts of the Company's associated companies are as follows:

(In US$ millions)	December 31, 2011	December 31, 2010	December 31, 2009

Scorpion	-	-	200
SapuraCrest	124	112	99
Tioman	5	7	7
Varia Perdana	96	100	104
C6	-	6	-
Archer	514	-	-
AOD	57	-	-
Sevan Drilling	188	-	-
Total	984	225	410

Newbuildings	12 Months Ended
Dec. 31, 2011
Newbuildings [Abstract]
Newbuildings
Note 17 – Newbuildings

(In US$ millions)	December 31, 2011	December 31, 2010
Opening balance	1,247	1,431
Additions	2,308	1,947
Capitalized interest and loan related costs	73	59
Re-classified as Drilling Units	(1,097)	(2,190)
Closing balance	2,531	1,247

Drilling units	12 Months Ended
Dec. 31, 2011
Drilling units [Abstract]
Drilling units
Note 18 – Drilling units

(In US$ millions)	December 31, 2011	December 31, 2010
Cost	12,898	11,928
Accumulated depreciation	(1,675)	(1,133)
Net book value	11,223	10,795

Depreciation and amortization expense was $547 million, $448 million and $369 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2011
Goodwill and other intangible assets [Abstract]
Goodwill and other intangible assets
Note 19 – Goodwill and other intangible assets

In January 2011, our subsidiary Archer (formerly named Seawell) acquired Universal Wireline for $26 million on a debt and cash free basis, however Universal was deconsolidated together with Archer in February 2011. There were no other acquisitions in 2011. In the year ended December 31, 2010 the Company acquired several entities which have been consolidated into its financial statements since their acquisition dates – see Note 25 " Business Acquisitions". The assets and liabilities of the acquired entities were measured at fair value at their date of acquisition, and the purchase price paid in excess of the net fair value of the identifiable assets and liabilities acquired was allocated to goodwill. Goodwill relates to human capital, synergies and expected market opportunities. All of the goodwill acquired in the years ended December 31, 2010 was assigned to the Well Services operating segment. There were no acquisitions in 2009.

As a consequence of the change in segment structure from 2011, the goodwill has been reassigned to the reporting units affected using a relative fair value allocation approach. Please refer to note 3 "Segment information".

As described in Note 2 "Accounting policies", the Company tests the value of goodwill at the end of each financial year and if the book value exceeds the fair value an impairment loss is taken. In the years ended December 31, 2011, 2010 and 2009 no impairment losses were recognized.

Goodwill:

(In US$ millions)	December 31, 2011	December 31, 2010
Net book balance at January 1	1,676	1,596
Goodwill acquired during the year	-	85
Impairment losses	-	-
Currency adjustments	15	(5)
Deconsolidation Archer	(371)	-
Net book balance of December 31	1,320	1,676

Other intangible assets:

Other intangible assets relate to customer relationships, technology and trademarks within the operating segment Well Services.

(In US$ millions)	December 31, 2011	December 31, 2010
Net book balance at January 1	57	23
Intangible assets acquired during the year	-	38
Depreciation	-	(4)
Deconsolidation Archer	(57)	-
Net book balance of December 31	-	57

Equipment	12 Months Ended
Dec. 31, 2011
Equipment [Abstract]
Equipment
Note 20 – Equipment

Equipment consists of office equipment, furniture and fittings.

(In US$ millions)	December 31, 2011	December 31, 2010
Cost	40.0	279
Accumulated depreciation	(15.0)	(121)
Net book value	25.0	158

Depreciation and amortization expense was $16 million, $27 million and $27 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Other non-current assets	12 Months Ended
Dec. 31, 2011
Other non-current assets [Abstract]
Other non-current assets
Note 21 –  Other non-current assets

(In US$ millions)	December 31, 2011	December 31, 2010
Other non-current assets consists of:
Long-term part of deferred charges	65	54
Deferred tax effect of internal transfer of assets	149	71
Favorable contracts	2	15
Other	18	1
Total other non-current assets	234	141

Deferred charges represent debt arrangement fees that are capitalized and amortized to interest expense over the life of the debt instrument.

(In US$ millions)	December 31, 2011	December 31, 2010

Debt arrangement fees	204	157
Accumulated amortization	(113)	(82)
Total book value	91	75
Less: Short-term portion	(26)	(21)
Long-term portion	65	54
Amortization for the period	31	43

Long-term interest bearing debt and interest expenses	12 Months Ended
Dec. 31, 2011
Long-term interest bearing debt and interest expenses [Abstract]
Long-term interest bearing debt and interest expenses
Note 22 – Long-term interest bearing debt and interest expenses

As of December 31, 2011 and 2010, the Company had the following debt facilities:

(In US$ millions)	2011	2010
Credit facilities
$1,500 facility	-	1,060
$1,500 facility	1,059	1,027
$800 facility	272	636
$585 facility	337	387
$100 facility	74	80
$700 facility	630	700
$1,200 facility	1,000	1,133
$550 multicurrency facility (Archer)	-	189
NOK other loans and leasings (Archer)	-	5
$1,121 Lloyd's facility	985	-
$2,000 facility (North Atlantic)	1,917	-
$170 facility	92	-
$550 facility	550	-
$400 facility	400	-
Total Bank Loans + other	7,316	5,217
Ship Finance International Loans
$170 facility	-	101
$700 facility	470	546
$1,400 facility	939	1,099
Total Ship Finance Facilities	1,409	1,746
Bonds and convertible bonds
Bonds	425	552
Convertible bonds	545	1,287
Total Bonds	970	1,839
Other credit facilities with corresponding restricted cash deposit	298	355

Total interest bearing debt	9,993	9,157
Less: current portion	(1,419)	(981)
Long-term portion of interest bearing debt	8,574	8,176

The outstanding debt as of December 31, 2011 is repayable as follows:

Year ending December 31 (In US$ millions)
2012	1,419
2013	2,332
2014	1,389
2015	1,787
2016 and thereafter	3,171
Effect of amortization of convertible bond	(105)
Total debt	9,993

Credit facilities

$1,500 million secured credit facility

In June 2009, the Company entered into a $1,500 million senior secured loan facility with a syndicate of banks and export credit facility agents, to partly fund the acquisition of the jack-up rigs West Capella, West Sirius, West Ariel and West Aquarius, which have been pledged as security. The net book value at December 31, 2011 of the units pledged as security is $1,783 million. The facility bears interest at LIBOR plus 3.25% per annum and is repayable over a term of five years. The outstanding balance at December 31, 2011 was $1,059 million and was fully drawn. At maturity a balloon payment of $662 million is due.

$800 million secured term loan

In August 2005, the Company entered into a $300 million secured term loan facility with a syndicate of banks to partly fund the acquisition of two semi-submersible rigs, West Eminence and West Phoenix, which have been pledged as security. The facility was amended and increased in 2006 to $800 million. The facility was amended again in 2011 due to West Phoenix was moved to North Atlantic. As a result of this, only West Eminence was pledged as security as per December 31, 2011. The net book value at December 31, 2011 of the unit pledged as security is $656 million. The facility consists of two tranches, and bears interest at LIBOR plus 1.70% and 3.25% per annum. The final repayment of $183 million is due in 2013.

$585 million secured term loan

In December 2006, the Company entered into a $585 million secured term loan facility with a syndicate of banks to partly fund the acquisition of eight tender rigs, which have been pledged as security.  In 2011 the number of rigs pledged as security has been reduced to 7. The net book value at December 31, 2011 of the units pledged as security is $375 million. The facility bears interest at LIBOR plus between 0.70% and 1.00% per annum depending on the ratio of net debt to EBITDA, and is repayable over a term of six years. At maturity a balloon payment of $300 million is due.

$100 million secured term loan

In April 2008, the Company entered into a $100 million secured term loan facility with a two banks to partly fund the acquisition of the tender rig T-11, which has been pledged as security. The net book value at December 31, 2011 of the unit pledged as security is $81 million. The facility bears interest at a fixed rate of 3.03% per annum and is repayable over a term of six years. At maturity a balloon payment of $60 million is due.

$700 million secured term loan

In October 2010, the Company entered into a $700 million secured loan facility with a syndicate of banks to partly fund the acquisition of seven jack-up drilling rigs, which have been pledged as security. The net book value at December 31, 2011 of the units pledged as security is $1,154 million. The facility bears interest at LIBOR plus 2.50% per annum and is repayable over a term of five years. At maturity a balloon payment of $350 million is due.

$1,200 million secured term loan

In June 2010, the Company entered into a $1,200 million secured facility with a group of various commercial lending institutions and export credit agencies. The loan is secured by first priority mortgages on one ultra-deepwater semi-submersible drilling rig (West Orion), one ultra-deepwaterdrillship (West Gemini) and one tender rig (West Vencedor). The net book value at December 31, 2011 of the units pledged as security is $1,524 million. The facility bears interest at LIBOR plus 2.25% per annum and is repayable over a term of five years. At maturity a balloon payment of $567 million is due.

$1,121 million secured credit facility

 In January 2011, the Company entered into a $1,121 million secured credit facilty with Lloyds TSB to fund the acquisition of two ultra-deepwater semi-submersible rigs, West Leo and West Pegasus, which has been pledged as security. The net book value at December 31, 2011 of the units pledged as security is $1,170 million. The facility bears interest at LIBOR plus a margin and is repayable over a term of seven years. At maturity a balloon payment of $498 is due.

$2,000 million secured credit facility

In april 2011, our subsidiary North Atlantic Drilling Ltd entered into a $2,000 million secured credit facility with a syndicate of banks to partly fund the acquisition of 6 drilling units from Seadrill Ltd, which have been pledged as security. The net book value at December 31, 2011 of the units pledged as security is $2,485 million. The facility has a six year tenor and bears interest at LIBOR plus 2.00% per annum. At maturity a balloon payment of $1,000 million is due.

$170 million secured loan facility

In February 2007, the Company entered into a sale and leaseback agreement for the jack-up rig West Prospero with Rig Finance II Ltd, at that time a subsidiary of Ship Finance Limited. In February 2007 Rig Finance II Ltd entered into a $170 million secured term loan facility with a syndicate of banks to partly fund the acquisition of West Prospero, which has been pledged as security. In June 2011, the Company acquired all the shares of Rig Finance II Limited. The net book value at December 31, 2011 of the unit pledged as security is $181 million. The facility bears interest at LIBOR plus 0.90 % to 1.20% per annum depending on the ratio of market value to loan, and is repayable over a term of six years. At maturity a balloon payment of $79 million is due.

$550 million secured credit facility

In December 2011, the Company entered into a $550 million secured credit facility with a syndicate of banks to partly fund the delivery of the ultra-deepwater semi-submersible drilling unit West Capricorn, which has been pledged as security. The net book value at December 31, 2011 of the unit pledged as security is $764 million. The facility has a five year trenor and bears interest at LIBOR plus a margin. At maturity a balloon payment of $275 million is due.

$400 million secured credit facility

In December 2011, the Company entered into a $400 million secured credit facility with a syndicate of banks. The Jack-Up rigs West Cressida, West Callisto, West Leda and West Triton has been pledged as security. The net book value of at December 31, 2011 of the units pledged as security is $757 million. The facility has a five year tenor and bears interest of LIBOR plus 2.50% per annum. At maturity a balloon payment of $200 million is due.

Ship Finance International Loans

In May 2008, the Company entered into a sale and leaseback agreement for the drillship West Polaris with SFL West Polaris Limited, a subsidiary of Ship Finance. SFL West Polaris Limited is consolidated as a VIE by the Company. In July 2008 SFL West Polaris Limited entered into a $700 million secured term loan facility with a syndicate of banks to partly fund the acquisition of West Polaris, which has been pledged as security. The net book value at December 31, 2011 of the unit pledged as security is $614 million. The facility bears interest at LIBOR plus 1.25% per annum and is repayable over a term of five years.

In September 2008, the Company entered into a sale and leaseback agreement for the two semi-submersible rigs West Taurus and West Hercules with SFL Deepwater Ltd, a subsidiary of Ship Finance. SFL Deepwater Ltd is consolidated as a VIE by the Company. In September 2008 SFL Deepwater Ltd entered into a $1,400 million secured term loan facility with a syndicate of banks to partly fund the acquisition of West Taurus and West Hercules, which have been pledged as security. The net book value at December 31, 2011 of the units pledged as security is $1,021 million. The facility bears interest at LIBOR plus 1.40% per annum and is repayable over a term of five years.

Bonds and convertible bonds

NOK500 million floating interest rate bonds

In September 2005, the Company raised $87 million (NOK500 million) through the issue of a seven year bond. The bond bears interest of NIBOR plus 1.60% per annum, payable quarterly in arrears. NOK50 million of the bonds have subsequently been repurchased by the Company.

$350 million fixed interest rate bond

In October 2010, the Company's raised $350 million through the issue of a five year bond which matures in October 2015. Interest on the bonds bears a fixed interest of 6.50% per annum, payable semi-annually in arrears.

3.375% Convertible Bonds due 2017

In October 2010, the Company issued at par $650 million of convertible bonds. Interest on the bonds is fixed at 3.375%, payable semi-annually in arrears. The bonds are convertible into Seadrill Limited common shares at any time up to ten banking days prior to October 27, 2017. The conversion price at the time of issuance was $38.92 per share, representing a 30% premium to the share price at the time. Since then, dividend distributions have reduced the conversion price to $34.17. For accounting purposes $121 million was, at the time of issuance of the bonds, allocated to the bond equity component and $529 million to the bond liability component. This is due to the cash settlement option stipulated in the bond agreement. Unless previously redeemed, converted or purchased and cancelled, the bonds mature in October 2017. The bond contains covenants, the principle one requiring the Company to maintain a market adjusted equity ratio of at least 30.0%.

3.625% Convertible Bonds due 2012

In November 2007, the Company issued at par $1,000 million of convertible bonds. Interest on the bonds is fixed at 3.625% per annum, payable semi-annually in arrears and the bonds are convertible into Seadrrill Limited common shares by the holders at any time up to 10 banking days prior to November 8, 2012, and in addition, the Company had a right to redeem the bonds at par plus accrued interest at any time following November 29, 2010, if certain conditions were met. At time of issuance the conversion price was set at $34.47 per share, representing a 45.0% premium to the share price at the time. The conversion price was subsequently reduced to $28.49 due to dividend distributions as of December 31, 2010.

On December 16, 2010, the Company announced a conversion incentive period for the holders of up to $250 million of the bonds, and subsequently accepted early conversion of same $250 million amount. In May 2011 we exercised the embedded call option and, as a consequence, the remaining convertible bonds outstanding were settled. Bondholders representing $721 million had requested conversion within the conversion date stipulated in the loan agreement, while other $28 million were redeemed at par.

Commercial Interest Reference Rate (CIRR) Credit Facilities

In April 2008, the Company entered into a CIRR term loan for NOK850 million with Eksportfinans ASA, the Norwegian export credit agency. The loan bears fixed interest at 4.56% per annum and is repayable over a term of eight years. The outstanding balance at December 31, 2011 was $83 million (NOK500 million).

In June 2008, the Company entered into a CIRR term loan for NOK904 million with Eksportfinans ASA. The loan bears fixed interest at 4.15% per annum and is repayable over a term of eight years. The outstanding balance at December 31, 2011 was $89 million (NOK532 million).

In July 2008, the Company entered into a CIRR term loan for NOK1,011 million with Eksportfinans ASA. The loan bears fixed interest at 4.15% per annum and is repayable over a term of twelve years. The outstanding balance at December 31, 2011 was $126 million (NOK758 million).

In connection with the above three CIRR fixed interest term loans totaling $298 million (NOK1,790 million), fixed interest cash deposits equal to the total outstanding loan balances have been established with commercial banks. The collateral cash deposits are reduced in parallel with repayments of the CIRR loans and receive fixed interest at the same rates as those paid on the CIRR loans. The collateral cash deposits are classified as "restricted cash" in the balance sheet, and the effect of these arrangements is that the CIRR loans have no effect on net interest bearing debt.

Covenants on loans and bonds

Bank Loans

In addition to security provided to lenders in the form of pledged assets, bank loan agreements generally contain financial covenants, the main ones being as follows:

•	Aggregated minimum liquidity requirement for the group: to maintain cash and cash equivalents of at least $155 million within the group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5:1.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1:1. Current assets are defined as book value less minimum liquidity, but including up to 20.0% of shares in listed companies owned 20.0% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity ratio: to maintain total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book and market values of drilling units.

•
Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5:1. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

Bonds

For the Company's outstanding bonds, the main covenants are as follows;

•	Equity Ratio; to maintain a total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book value and market values of drilling units.

•
Equity ratio; to maintain a ratio of adjusted equity to total liabilities of at least 40.0%. Adjusted shareholder's equity is book value of equity adjusted for the difference between book and market values of drilling units.

We are in compliance with all financial loan covenants as of December 31, 2011, except for our subsidiary NADL, which recognized a temporary period of non-compliance, which was remedied during the first quarter of 2012.

Other current liabilities	12 Months Ended
Dec. 31, 2011
Other current liabilities [Abstract]
Other current liabilities
Note 23 – Other current liabilities

Other current liabilities are comprised of the following:

(In US$ millions)	December 31, 2011	December 31, 2010

Taxes payable	309	97
Employee withheld taxes, social security and vacation payment	95	96
Short-term portion of unfavorable contract values	-	23
Accrued interest expense	30	22
Liabilities relating to investment in shares (1)	-	540
Short term portion of deferred mobilization revenues	115	82
Derivative financial instruments (2)	414	192
Accrued expenses	279	246
Other current liabilities	72	140
Total other current liabilities	1,314	1,438

(1) Liabilities relating to the Company's share forward contracts are recorded as short-term debt.

(2) Derivative financial instruments consist of unrealized losses on various types of derivatives.

Other non-current liabilities	12 Months Ended
Dec. 31, 2011
Other non-current liabilities [Abstract]
Other non-current liabilities
Note 24 – Other non-current liabilities

Other non-current liabilities are comprised of the following:

(In US$ millions)	December 31, 2011	December 31, 2010

Accrued pension liabilities	43	75
Long-term portion of unfavorable contract values	-	4
Long term portion of deferred mobilization revenues	130	146
Other non-current liabilities	15	29
Total other non-current liabilities	188	254

Business Acquisitions	12 Months Ended
Dec. 31, 2011
Business Acquisitions [Abstract]
Business Acquisitions
Note 25 – Business Acquisitions

Acquisitions in 2011

In January 2011, our then subsidiary Archer  acquired Universal Wireline for $26 million on a debt and cash free basis, however Universal was deconsolidated together with Archer in February 2011. There were no other business acquisitions in the year ended December 31, 2011.

Acquisitions in 2010

Scorpion Offshore Ltd ("Scorpion")

Scorpion was established and incorporated in Bermuda with the purpose of operating a fleet of offshore drilling rigs and is listed on the Oslo Stock Exchange. Seadrill acquired its first shares in Scorpion and entered into forward contracts for the purchase of Scorpion shares in early 2008. In April 2010, Seadrill increased its ownership to 40.0 percent at a price per Scorpion share of NOK36.00. At that time Scorpion had a fleet of seven premium jack-up rigs with operations in South America, Middle East and South East Asia. In late May 2010, Seadrill increased its ownership to 50.1 percent of the outstanding shares and simultaneously announced a bid of NOK40.50 per share for the remaining outstanding shares that was launched on June 4, 2010. On July 19, 2010, it was announced that the holders of 48.7 percent of the total number of outstanding shares had accepted the offer increasing our ownership to 98.8 percent of the outstanding shares and votes in Scorpion. On September 20, 2010, Seadrill informed remaining Scorpion shareholders of its intention to exercise its right under Bermuda company law to compulsory acquire all remaining outstanding shares in Scorpion. The compulsory acquisition was completed on October 25, 2010 and the company's shares were delisted from the Oslo Stock Exchange on November 17, 2010. As of December 31, 2011 Seadrill's ownership in Scorpion is 100%.

Seadrill has applied the purchase method in this business combination (ASC topic 805). As part of the process, a valuation analysis has been performed to determine the fair values of certain identifiable intangible assets of Scorpion as of the acquisition date. The determination of the value of these components required the Company to make various estimates and assumptions. Critical estimates in valuing certain of the intangible assets include but are not limited to the net present value of future expected cash flows from operations.

The allocation of the purchase price of Scorpion was based upon fair value studies.

Acquisition consideration

(In US$ millions)
Cash	57
Fair Value of previously held 40% equity interest	226
Fair Value of Non Controlling Interests	282
Total acquisition consideration	565

On May 28, 2010 the Company acquired control of Scorpion, and remeasured the previously held 40.0% equity interest to its fair value. The difference between the $115 million book value and the $226 million fair value of the previously held 40.0% interest was recorded as a gain on a separate line item under financial items in the consolidated statement of operations in the year ended December 31, 2010.

As a result of the acquisition of control, we also recognized a gain on a bargain purchase as the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired. We subsequently performed a reassessment of the values of all assets acquired, liabilities assumed, and consideration transferred. The reassessment confirmed our initial gain on bargain purchase.

During the third and fourth quarter of 2010, the Company acquired the remaining shares in Scorpion for a total amount of $292 million, increasing the Company's ownership in Scorpion to 100% of the outstanding shares as of December 31, 2010. With effect from June 1, 2010, the results of Scorpion's operations were included in our consolidated financial statements.

Gray Wireline Service, Inc

In December 2010, Archer, acquired Gray Wireline Service, Inc. ("Gray"), an independent cased hole wireline company in the U.S. The purchase price was US$ 161 million.

Rig Inspection Services Limited

In August 2010, Archer acquired Rig Inspection Services Limited ("RIS"), a private company with offices in Singapore and Australia. The purchase price was US$ 9 million.

The purchase price of the acquired companies has been allocated as follows:

(In US$ millions)	Scorpion	Gray	RIS	Total
Assets:
Intangible assets	-	36	2	38
Goodwill	-	80	5	85
Fixed assets	1,234	44	-	1,278
Receivables and other current assets	210	33	3	246
Total assets	1,444	193	10	1,647

Liabilities:
Deferred tax	-	25	-	26
Payables and other current liabilities	823	8	1	831
Total liabilities	823	33	1	857

Purchase Price	565	161	9	735
Gain on bargain purchase	56	-	-	56

Acquisitions in 2009

There has been no business acquisitions in the year ended December 31, 2009.

Our business acquisitions have been accounted for in accordance with our Accounting policies detailed in Note 2 above, and the basis of presentation of all business combinations is described under Basis of presentation in Note 1 above.

Non-controlling interest	12 Months Ended
Dec. 31, 2011
Non-controlling interest [Abstract]
Non-controlling interest
Note 26 – Non-controlling interest

The Company's consolidated Statement of Operations, Balance Sheet and Statement of Cash Flows include North Atlantic, whose issued share capital is 76.7% owned by the Company. The part of North Atlantic's total shareholders' equity not attributable to the Company is included in non-controlling interest.

In 2007 and 2008 the Company entered into five sale and leaseback arrangements for drilling rigs with Ship Finance, who incorporated subsidiary companies for the sole purpose of owning and leasing the rigs. The Company has recognized these subsidiary companies as VIEs and concluded that Seadrill is their primary beneficiary. Accordingly, these subsidiary companies are included in the Company's consolidated accounts, with the Ship Finance equity in these companies included in non-controlling interest. In 2011, the Company acquired all the shares in one of these Ship Finance companies, Rig Finance II Ltd for $47 million. As a consequence of this, Rig Finance II Ltd is no longer treated as a VIE but a wholly owned subsidiary.

Changes in non-controlling interest in 2011, 2010 and 2009 are as follows:

(In US$ millions)	Scorpion	Archer	Ship Finance	North Atlantic	Total
January 1, 2009	-	14	579	-	593
Changes in 2009	-	9	(60)	-	(51)
2009 net income	-	7	85	-	92
December 31, 2010	-	30	604	-	634
Changes in 2010	2	295	(447)	-	(150)
2010 net income	(2)	1	56	-	55
December 31, 2010	-	326	213	-	539
Changes in 2011	-	(320)	(46)	71	(295)
2011 net (loss)/income	-	(6)	48	39	81
December 31, 2011	-	-	215	110	325

Share capital	12 Months Ended
Dec. 31, 2011
Share capital [Abstract]
Share capital
Note 27 – Share capital

	2011		2010		2009
All shares are common shares of $2.00 par value each	Shares	$millions	Shares	$millions	Shares	$millions
Authorized share capital	800,000,000	1,600	800,000,000	1,600	800,000,000	1,600

Issued and fully paid share capital	469,250,933	938	443,308,487	887	399,133,216	798
Treasury shares held by Company	(1,478,759)	(3)	(182,796)	(1)	(110,200)	-
Outstanding shares in issue	467,772,174	935	443,125,691	886	399,023,016	798

As of December 31, 2011, the Company's shares are listed on the Oslo Stock Exchange and the New York Stock Exchange.

The Company was incorporated on May 10, 2005 and 6,000 ordinary shares of par value $2.00 each were issued. Since incorporation the number of issued shares has increased from 6,000 to 469,250,933 of par value $2.00 each as of December 31, 2011. The number of shares issued in 2011 was 25,942,446, all due to conversion of convertible debt instruments

A share repurchase program was approved by the Board in 2007 giving the Company the authorization to buy back shares. Shares bought back under the authorization may be cancelled or held as treasury shares. Treasury shares may be held to meet the Company's obligations relating to the share option scheme (see Note 28). As at December 31, 2011 the Company held 1,478,759 treasury shares and net shares outstanding at December 31, 2011 were 467,772,174.

Share option plans	12 Months Ended
Dec. 31, 2011
Share option plans [Abstract]
Share option plans
Note 28 – Share option plans

The fair value of share options granted is recognized as personnel expenses, and in the year ended December 31, 2011, $10 million (2010: $11 million) were expensed in the income statement. There were no effects on taxes in the financial statements. However if the option is exercised a tax benefit will be recorded, as the gain is recorded as deductible for tax purposes. If the Company has to expense social security taxes related to the benefit of options exercised such expenses will be recorded at the exercise date.

In May 2005, a general meeting of the Company approved authorizing the Board of Directors to establish and maintain an option scheme (the "Seadrill Scheme") for encouraging the holding of shares in the Company. The Seadrill Scheme will expire in May 2016.  The Seadrill Scheme permits the board of directors, at its discretion, to grant options to acquire shares in the Company to employees and directors of the Company or its subsidiaries.  The options are not transferable. The subscription price is at the discretion of the board of directors, provided the subscription price is never reduced below the par value of the share. The subscription price for certain options granted under the scheme will be reduced by the amount of all dividends declared by the Company in the period from the date of grant until the date the option is exercised. Options granted under the scheme will vest at a date determined by the board at the date of the grant.  The options granted under the plan to date vest over a period of one to five years.  There is no maximum number of shares authorised for awards of equity share options and authorised, unissued or treasury shares of the Company may be used to satisfy exercised options.

In November 2011, 1,786,771 share options were granted. Their fair value was estimated on the date of the grant using a Black Scholes option valuation model, under the following assumptions: 0.67% risk-free interest rate, volatility of 24.3%, 0% dividend yield and an expected option term of four years. The risk-free interest rates were estimated using the US Treasury yield curve in effect at the time of grant for instruments with a similar life. The dividend yield has been estimated at 0% as the exercise price is reduced by all dividends declared by the Company from the date of grant to the exercise date.  It is also assumed that 100% of options granted will vest.

The following summarizes share option transactions related to the Seadrill Scheme in 2011, 2010 and 2009:

	2011		2010		2009
	Options	Weighted average exercise price US$	Options	Weighted average exercise price US$	Options	Weighted average exercise price US$

Outstanding at beginning of year	5,512,400	20.30	6,199,833	13.87	5,978,100	18.11
Granted	1,786,771	34.68	1,910,000	29.94	1,026,000	14.45
Exercised	(1,638,165)	16.33	(2,329,000)	11.88	(607,600)	14.84
Forfeited	(240,568)	21.98	(268,433)	14.99	(196,667)	19.42
Outstanding at end of year	5,420,438	26.16	5,512,400	20.30	6,199,833	13.87
Exercisable at end of year	1,598,412	19.82	1,645,333	16.03	2,682,811	12.20

Options granted in 2006 had initial exercise prices between $2.23 and NOK102 ($16.28) per share, may be exercised one third each year beginning 12 months after they were granted, and expired between May 2010 and September 2011. Options granted in 2007 had initial exercise prices between NOK98.63 ($15.23) and NOK129.63 ($22.35) per share, may be exercised one third each year beginning 12 months after they were granted, and expired in September 2011. Options granted in 2008 had been repriced with exercise prices now being NOK 90.83 ($14.09) and NOK104.64 ($16.24) per share; they may be exercised one third each year beginning 12 months after they were granted, and expire in May 2014. These same prices and dates apply to the options granted in 2009. Options granted in April 2010 had exercise price of NOK 137.40 ($23.13), may be exercised one third after 12 or 15 months and expire in March/June 2015. Options granted in November 2010 had exercise prices of NOK 192.90 ($31.4) for American citizens or residents and NOK 185.20 ($31.06) for non-Americans. They may be exercised one fifth each year beginning 12 months after they were granted and expire in December 2015. Options granted in November 2011 had exercise prices of NOK202.10 ($34.68) and can be exercised one fourth at a time, after the first 18, 36, 48 and 60 months from the grant date. They expire in December 2016.

The weighted average grant-date fair value of options granted during 2011 is $7.07 per share (2010: $8.96 per share, 2009: $5.63 per share). The exercise price of all options is reduced by the amount of any dividends declared.

As of December 31, 2011 there was $ 20 million in unrecognized compensation costs relating to non-vested options granted under the Options Schemes (2010: $19 million). This amount will be recognized as expenses of $9 million in 2012, $5 million in 2013, $3 million in 2014, $2 million in 2015 and $1 million in 2016.

There were 5,420,438 options outstanding at December 31, 2011 (2010: 5,512,400). Their weighted average remaining contractual life was 45 months (2010: 41 months) and their weighted average fair value was $11.20 per option (2010: $11.29 per option). The weighted average parameters used in calculating these weighted average fair values are as follows: risk-free interest rate 2.72% (2010: 3.83%), volatility 31% (2010: 34%), dividend yield 0% (2010: 0%), option holder retirement rate 0% (2010: 0%) and expected term 5 years (2010: 5 years).

During 2011 the total intrinsic value of options exercised was $32 million (2010: $22 million, 2009: $5 million) on the day of exercise. The intrinsic value of options fully vested but not exercised at December 31, 2011 was $22 million and their average remaining term was 35 months.

Pension benefits	12 Months Ended
Dec. 31, 2011
Pension benefits [Abstract]
Pension benefits
Note 29 - Pension benefits

The Company has a defined benefit pension plan covering substantially all Norwegian employees. A significant part of this plan is administered by a life insurance company.

In June 2009 we introduced a defined contribution plan for all new employees employed onshore. Under the new scheme, the Company contributes to the employee's pension plan amounts ranging into five to eight percent of the employee's annual salary. Existing onshore staff was given an option to join the new scheme or continue with their previous defined benefit plan.

For onshore employees in Norway, continuing with the defined benefit plan, the primary benefits are retirement pension of approximately 66 percent of salary at retirement age of 67 years, together with a long-term disability pension. The retirement pension per employee is capped at an annual payment of 66 percent of the total of 12 times the Norwegian Social Security Base. Most employees in this group may choose to retire at 62 years of age on a pre-retirement pension. Offshore employees in Norway have retirement and long-term disability pension of approximately 60 percent of salary at retirement age of 67. Offshore employees on mobile units may choose to retire at 60 years of age on a pre-retirement pension.

On December 31, 2006, Seadrill adopted the recognition and disclosure provisions of ASC Topic 715 Compensation – Retirement Benefits (formerly SFAS No.158, Employer's Accounting for Defined Benefit Pension and other Postretirement Plans, an amendment of formerly FASB Statements No. 87, 88 and 123(R)). ASC Topic 715 requires the recognition of the funded status of the Defined Benefit and Postretirement Benefits Other Than Pensions ("OPEB") plans on the December 31, 2006 balance sheet with a corresponding adjustment to accumulated other comprehensive income. The adjustment to accumulated other comprehensive income at adoption represents the net unrecognized actuarial losses, unrecognized prior service costs, and unrecognized transition obligation remaining from the initial application of ASC Topic 715, all of which were previously netted against the plans' funded status on the balance sheet. These amounts will be subsequently recognized as net periodic pension cost pursuant to our historical accounting policy for amortizing such amounts. Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic pension cost in the same periods will be recognized as a component of other comprehensive income. Those amounts will be subsequently recognized as a component of net periodic pension cost on the same basis as the amounts recognized in accumulated other comprehensive income.

Effect of formerly SFAS No. 158 on the consolidated balance sheet

(in US$ millions)	2011	2010

Non-current liabilities	15	23
Deferred tax	(4)	(6)
Shareholders equity	(11)	(16)

Annual pension cost

(in US$ millions)	2011	2010	2009

Benefits earned during the year	9	18	18
Interest cost on prior years' benefit obligation	5	9	9
Gross pension cost for the year	14	27	27
Expected return on plan assets	(5)	(8)	(7)
Administration charges	0	1	1
Net pension cost for the year	9	20	20
Social security cost	1	3	3
Amortization of actuarial gains/losses	(0)	(1)	(1)
Amortization of prior service cost
Amortization of net transition assets		3
Total net pension cost	10	19	23

The funded status of the defined benefit plan

(in US$ millions)	December 31, 2011	December 31, 2010
Projected benefit obligations	128	215
Plan assets at market value	(91)	(150)
Accrued pension liability exclusive social security	37	65
Social security related to pension obligations	6	10
Accrued pension liabilities	43	75

Change in benefit obligations

(in US$ millions)	2011	2010

Benefit obligations at beginning of year	215	171
Deconsolidation of Archer	(104)	-
Interest cost	5	9
Current service cost	9	18
Benefits paid	(2)	(3)
Change in unrecognized actuarial gain	8	23
Foreign currency translations	(4)	(1)
Other adjustments	-	(2)
Benefit obligations at end of year	128	215

Change in pension plan assets

(in US$ millions)	2011	2010

Fair value of plan assets at beginning of year	150	135
Deconsolidation of Archer	(60)	-
Estimated return	5	8
Contribution by employer	7	24
Administration charges	(0)	(1)
Benefits paid	(1)	(2)
Change in unrecognized actuarial loss	(8)	(13)
Foreign currency translations	(2)	(2)
Fair value of plan assets at end of year	91	150

Pension obligations are actuarially determined and are critically affected by the assumptions used, including the expected return on plan assets, discount rates, compensation increases and employee turnover rates. The Company periodically reviews the assumptions used, and adjusts them and the recorded liabilities as necessary.

The expected rate of return on plan assets and the discount rate applied to projected benefits are particularly important factors in calculating the Company's pension expense and liabilities. The Company evaluates assumptions regarding the estimated rate of return on plan assets based on historical experience and future expectations on investment returns, which are calculated by a third party investment advisor utilizing the asset allocation classes held by the plan's portfolios. The discount rate is based on the Norwegian government 10 year-bond effective yield. Changes in these and other assumptions used in the actuarial computations could impact the projected benefit obligations, pension liabilities, pension expense and other comprehensive income.

Assumptions used in calculation of pension obligations	2011	2010	2009

Rate of compensation increase at the end of year	4.00%	4.00%	4.25%
Discount rate at the end of year	3.90%	4.20%	5.40%
Prescribed pension index factor	1.10%	2.00%	2.50%
Expected return on plan assets for the year	4.80%	4.60%	5.60%
Employee turnover	4.00%	4.00%	4.00%
Expected increases in Social Security Base	3.75%	3.75%	4.00%
Expected annual early retirement from age 60/62:
Offshore personnel fixed installations		30.0%	30.0%
Offshore personnel Mobile units and onshore employees	50.0%	50.0%	50.0%

The weighted-average asset allocation of funds related to the Company's defined benefit plan at December 31, was as follows:

Pension benefit plan assets	2011	2010

Equity securities	10.4%	15.6%
Debt securities	48.6%	49.1%
Real estate	18.0%	16.1%
Money market	21.7%	13.2%
Other	1.20%	6.00%
Total	100.0%	100.0%

The investment policies and strategies for the pension benefit plan funds do not use target allocations for the individual asset categories. The investment objectives are to maximize returns subject to specific risk management policies. The Company diversifies its allocation of plan assets by investing in both domestic and international fixed income securities and domestic and international equity securities. These investments are readily marketable and can be sold to fund benefit payment obligations as they become payable. The estimated yearly return on pension assets was 4.60 percent in 2011 and 5.30 percent in 2010.

Cash flows - Contributions expected to be paid

The table below shows the Company's expected annual pension plan contributions under defined benefit plans for the years 2012-2021. The expected payments are based on the assumptions used to measure the Company's obligations at December 31, 2011 and include estimated future employee services.

(in US$ millions)	December 31 2011

2012	8
2013	8
2014	9
2015	10
2016	10
2017-2021	65
Total payments expected during the next 10 years	110

Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions [Abstract]
Related party transactions
Note 30 – Related party transactions

The Company transacts business with the following related parties, being companies in which our principal shareholders Hemen Holding Ltd and Farahead Investments Inc (hereafter jointly referred to as "Hemen") and companies associated with Hemen have a significant interest:

•	Ship Finance International Limited ("Ship Finance")

•	Asia Offshore Drilling Limited ("AOD")

•	Scorpion Offshore Ltd ("Scorpion")

•	Metrogas Holdings Inc ("Metrogas")

•	Frontline Management (Bermuda) Limited ("Frontline")

The Company has entered into sale and lease back contracts for several drilling units with Ship Finance, a company in which our principal shareholders Hemen and companies associated with Hemen have a significant interest. Hemen is controlled by trusts established by the Company's President and Chairman Mr. John Fredriksen for the benefit of his immediate family. The Company has determined that the Ship Finance subsidiaries, which own the units, are variable interest entities (VIEs), and that the Company is the primary beneficiary of the risks and rewards connected with the ownership of the units and the charter contracts. Accordingly, these VIEs are fully consolidated in the Company's consolidated accounts. The equity attributable to Ship Finance in the VIEs is included in non-controlling interests in the Company's consolidated accounts (See also note 33).

In the 12 months ended December 31, 2011, the Company incurred the following lease costs on units leased back from Ship Finance subsidiaries.

Rig	In millions of US dollar
West Prospero	7
West Polaris	126
West Hercules	120
West Taurus	112
Total	365

These lease costs are eliminated on consolidation.

On June 24, 2011, we entered into a share sale and purchase agreement with Ship Finance, where we acquired all the shares of Rig Finance II Limited, which was the owner of West Prospero. The acquisition price for the shares amounted to $47 million. This transaction is accounted for as an equity transaction and no gain or loss is recognized.

In July 2011, we participated in a private placement in Asian Offshore Drilling (AOD) and were allocated shares for $54 million, which corresponds to a 33.75% ownership stake. AOD was established by Mermaid Maritime Public Company Limited in late 2010 when two MOD-V B Class jack-up rigs where ordered at Keppel FELS in Singapore. AOD had additional option agreements for construction of two similar units. Furthermore, it was agreed that we would be responsible for the construction supervision, project management and commercial management of all of AODs jack-up rigs. The total amount of management fees amounted to $2 million for the 12 months ended December 31, 2011.

In December 2010, we agreed to amend the original sale and leaseback agreement with Rig Finance II Ltd. granting them a put option exercisable at the end of the lease period at which point in time the jack-up rig West Prospero could be sold to Seadrill at a fixed price of $40 million.

On July 1, 2010 our fully consolidated VIEs, SFL Deepwater Ltd and SFL Polaris Ltd, paid a dividend of $290 million and $145 million respectively to Ship Finance. Ship Finance simultaneously granted loans to SFL Deepwater Ltd and SFL Polaris Ltd for the same amounts. The loans bear interest at 4.5% per annum and comprise the balance of $435 million, reported as long-term debt due to related parties in our balance sheet as of December 31, 2011.

As of December 31, 2009, the Company had a receivable on Ship Finance of $90 million related to an unsecured credit facility. The loan was repaid on March 30, 2010. Interest payable by Ship Finance, agreed on an arms-length basis, is paid monthly. Interest of $0, $3 and $9 million was received from Ship Finance in the twelve months ended December 31, 2011, 2010 and 2009 respectively.

In April 2009, the Company obtained an unsecured credit facility loan of $60 million from Metrogas. The amount was repaid in June 2009. Interest payable in accordance with arms-length principles amounted to $1 million in the twelve months ended December 31, 2009.

In November 2009, the Company provided a short-term unsecured loan of $28 million to Scorpion, increased to $80 million in December 2009. Additional loans were provided during 2010 and total outstanding at May 31, 2010 was $240 million at which time Seadrill obtained a controlling interest in Scorpion. The loan was repaid during the third quarter of 2010.. Interest payable, agreed on an arms-length basis amounted to $5 million in 2010 in the period prior to obtaining control of Scorpion. $1.0 million of interest was payable to Scorpion in the twelve months ended December 31, 2009.

Frontline provides management support and administrative services for the Company, and charged the Company fees of $2 million, $1 million and $0 million for these services in the years 2011, 2010 and 2009, respectively. These amounts are included in "General and administrative expenses".

Risk management and financial instruments	12 Months Ended
Dec. 31, 2011
Risk management and financial instruments [Abstract]
Risk management and financial instruments
Note 31 – Risk management and financial instruments

The majority of our gross earnings from rigs and vessels are receivable in US dollars and the majority of our other transactions, assets and liabilities are denominated in US dollars, the functional currency of the Company. However, the Company has operations and assets in a number of countries worldwide and incurs expenditures in other currencies, causing its results from operations to be affected by fluctuations in currency exchange rates, primarily relative to the US dollar. The Company is also exposed to changes in interest rates on floating interest rate debt, and to the impact of changes in currency exchange rates on NOK denominated debt. There is thus a risk that currency and interest rate fluctuations will have a negative effect on the value of the Company's cash flows.

Interest rate risk management

The Company's exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps and other derivative arrangements. The Company's ambition is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. Surplus funds are generally placed in fixed deposits with reputable financial institutions, yielding higher returns than are available on overnight deposits in banks. Such deposits generally have short-term maturities, in order to provide the Company with flexibility to meet all requirements for working capital and capital investments. The extent to which the Company utilizes interest rate swaps and other derivatives to manage its interest rate risk is determined by the net debt exposure and its views on future interest rates.

Interest rate swap agreements not qualified as hedge accounting

At December 31, 2011, the Company had interest rate swap agreements with an outstanding principal of $4,738 million (2010: $2,706 million). In addition, the Company had outstanding cross currency interest rate swaps at December 31, 2011 with a principal amount of $34 million (2010: $174 million) These agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under "Gain/(loss) on derivative financial instruments". The combined total fair value of the interest rate swaps and cross currency interest swaps outstanding December 31, 2011 amounted to a liability of $345 million (2010: a liability of $145 million).

The Company's interest rate swap and cross currency interest rate swap agreements as at December 31, 2011, were as follows:

Outstanding principal	Receive rate	Pay rate	Length of contract
(In US$ millions)
50	3 month LIBOR	4.63%	May 2005 - May 2015
34 (NOK 220 mill)	3 month NIBOR+1.2%	3 month LIBOR+1.3%	Sept 2005 - Sept 2012
300	3 month LIBOR	3.16%	Dec 2008 - Dec 2018
150	3 month LIBOR	3.34%	June 2013 - June 2018
150	3 month LIBOR	3.30%	June 2013 - June 2018
200	3 month LIBOR	2.83%	Jan 2011 - Jan 2018
200	3 month LIBOR	3.27%	Mar 2013 - Mar 2018
350	3 month LIBOR	3.80%	Sep 2011 - Sep 2017
300	3 month LIBOR	3.54%	Sep 2011 - Jun 2017
88	6 month LIBOR	3.83%	Mar 2008 - Sep 2016
350	3 month LIBOR	3.36%	Sep 2011 - Sep 2016
100	3 month LIBOR	2.22%	Jan 2011 - Jan 2016
100	3 month LIBOR	2.24%	Jan 2011 - Jan 2016
200	3 month LIBOR	2.17%	Jan 2011 - Jan 2016
200	3 month LIBOR	2.17%	Jan 2011 - Jan 2016
250	3 month LIBOR	2.71%	May 2009 - May 2014
250	3 month LIBOR	2.62%	May 2009 - May 2014
500	3 month LIBOR	2.06%	Mar 2009 - Mar 2014
100	3 month LIBOR	2.17%	Aug 2012 - Aug 2017
100	3 month LIBOR	2.17%	Aug 2012 - Aug 2017
200	3 month LIBOR	2.57%	June 2012 - June 2017
100	3 month LIBOR	2.56%	June 2012 - June 2017
100	3 month LIBOR	2.74%	May 2012 - May 2017
200	3 month LIBOR	2.14%	May 2011 - Jan 2016
200	3 month LIBOR	2.14%	May 2011 - Jan 2016

The counterparties to the above agreements are DnBNOR Bank ASA, Swedbank AB, Fokus Bank, ABN Amro and ING Bank N.V. Credit risk exists to the extent that the counterparties are unable to perform under the contracts, but this risk is considered remote as the counterparties are banks which have all provided loan finance to us and the interest rate swaps are related to those financing arrangements.

Interest rate hedge accounting

Two of the Ship Finance subsidiaries consolidated by the Company as VIE's have entered into interest rate swaps in order to mitigate the Company's exposure to variability in cash flows for future interest payments on the loans taken out to finance the acquisition of West Polaris and West Taurus.  These interest rate swaps qualify for hedge accounting and any changes in their fair value are included in "Other comprehensive income/loss". Below is a summary of the notional amounts, fixed interest rates payable and durations of these interest rate swaps.

Outstanding principal	Receive rate	Pay rate	Length of contract
(In US$ millions)
470 (West Polaris )	1 month LIBOR	3.89%	July 2008 - Oct 2012
518 (West Taurus)	1 month LIBOR	2.19%	Dec 2008 - Aug 2013

In the year ended December 31, 2011 the above two VIE Ship Finance subsidiaries recorded fair value gains of $20 million on their interest rate swaps. These gains were recorded by those VIEs as "Other comprehensive income" but due to their ownership by Ship Finance these gains are allocated to "Non-controlling interest" in our equity statement.

Any change in fair value resulting from hedge ineffectiveness is recognized immediately in earnings. The two VIEs  and therefore the Company, did not recognize any gain or loss due to hedge ineffectiveness in the consolidated financial statements during the years ended December 31, 2011, 2010 and 2009 relating to derivative financial instruments.

Foreign currency risk management

The Company uses foreign currency forward contracts and other derivatives to manage its exposure to foreign currency risk on certain assets, liabilities and future anticipated transactions. Such derivative contracts do not qualify for hedge accounting treatment and are recorded in the balance sheet under receivables if the contracts have a net positive fair value, and under other short-term liabilities if the contracts have a net negative fair value. At December 31, 2011, the Company had forward contracts and cross currency interest rate swaps to sell approximately $264 million between January 2012 and November 2012 at exchange rates ranging from NOK5.75 to NOK6.40 per US dollar. The total fair value of currency forward contracts December 31, 2011 amounted to minus $3 million (2010: $3 million unrealized gain).

Total Return Swap Agreements

In June and July 2008, the Company entered into Total Return Swap ("TRS") agreements with a total of 4,500,000 common shares in Seadrill as underlying security. The agreements were scheduled to expire in December 2008 and the initially agreed reference prices were in a range of NOK141.2 to NOK157.8 per share. In November 2008, these agreements were terminated and simultaneously a new TRS agreement with 4,500,000 common shares in Seadrill as underlying security was entered into. This agreement was scheduled to expire in February 2009 and the agreed reference price was NOK56.7 per share. In February 2009, the contract was extended to August 2009 and the new reference price was NOK61.3 per share. In August 2009, the contract was settled and simultaneously a new TRS agreement with 4,500,000 shares in Seadrill as underlying security was entered into. This agreement expired in February 2010 and the agreed reference price was NOK98.44 per share.

In February 2010, these agreements were settled and the Company simultaneously entered a new TRS agreement for 3,500,000 of common shares in Seadrill with an agreed reference price of NOK125.70 per share and an expiration date in February 2011. In September 2010, the Company partly settled the TRS agreement and reduced the number of underlying Seadrill Limited shares by 750,000 shares from 3,500,000 shares to 2,750,000 common shares.

In January 2011, the Company partly settled the TRS agreement and further reduced the number of underlying Seadrill Limited shares by 750,000 shares from 2,750,000 to 2,000,000 common shares.

In September 2011, the contract was settled and simultaneously a new TRS agreement with 2,000,000 Seadrill Limited shares as underlying security was entered into. This agreement expires in March 2012 and the agreed reference price was NOK177.21 per share.

The total realized and unrealized gain relating to TRS agreements in 2011 amounted to $5 million (2010 $27 million).

Credit risk

The Company has financial assets, including cash and cash equivalents, marketable securities, other receivables and certain amounts receivable on derivative instruments, mainly forward exchange contracts and interest rate swaps. These assets expose the Company to credit risk arising from possible default by the counterparty. The Company considers the counterparties to be creditworthy financial institutions and does not expect any significant loss to result from non-performance by such counterparties. The Company, in the normal course of business, does not demand collateral. The credit exposure of interest rate swap agreements, currency option contracts and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is the Company's policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give the Company the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to the Company.

Fair values

The carrying value and estimated fair value of the Company's financial instruments at December 31, 2011 and December 31, 2010 are as follows:

	December 31, 2011		December 31, 2010
(In US$ millions)	Fair value	Carrying value	Fair value	Carrying value

Cash and cash equivalents	483	483	755	755
Restricted cash	482	482	460	460
Current portion of long-term debt	1,419	1,419	981	981
Long-term portion of floating rate debt	7,711	7,711	6,509	6,509
Long term portion of fixed rate CIRR loans	250	250	305	305
Fixed interest convertible bonds	735	545	1,535	1,287

The carrying value of cash and cash equivalents and restricted cash, which are highly liquid, is a reasonable estimate of fair value.

The fair value of the current and long-term portion of floating rate debt is estimated to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis. This debt is not freely tradable and cannot be purchased by the Company at prices other than the outstanding balance plus accrued interest.

The fair value of the long-term portion of the fixed rate CIRR loans is equal to the carrying value, as they are matched with equal balances of restricted cash.

The convertible bonds are freely tradable and their fair value has been set equal to the price at which they were traded at on December 31, 2011 and 2010.

Financial instruments that are measured at fair value on a recurring basis:

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2011	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities	24	4	-	20
TRS equity swap contracts	11	-	11	-
Other derivative instruments – short term receivable	3	1	2	-
Total assets	38	5	13	20
Liabilities:
Interest rate swap contracts – short term payable	372	-	372	-
Currency forward contracts – short term payable	3		3
Other derivative instruments – short term payable	39		39
Total liabilities	414	-	414	-

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In millions of US dollar)	December 31, 2010	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities	598	554	-	44
Currency forward contracts – short term receivable	3	-	3	-
TRS equity swap contracts	38	-	38	-
Other derivative instruments – short term receivable	7	7	-	-
Total assets	646	561	41	44
Liabilities:
Interest rate swap contracts – short term payables	144	-	144	-
Total liabilities	144	-	144	-

Roll forward of fair value measurements using unobservable inputs (Level 3):

(In US$ millions)
Beginning balance January 1, 2011	44
Realization	(22)
Purchase	13
Changes in fair value of bonds	(15)
Closing balance December 31, 2011	20

ASC Topic 820 Fair Value Measurement and Disclosures (formerly FAS 157) emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, ASC Topic 820 establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).

Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

Quoted market prices are used to estimate the fair value of marketable securities, which are valued at fair value on a recurring basis.

The fair value of total return equity swaps is calculated using the closing prices of the underlying listed shares, dividends paid since inception and the interest rate charged by the counterparty.

The fair values of interest rate swaps and forward exchange contracts are calculated using well-established independent valuation techniques applied to contracted cash flows and LIBOR and NIBOR interest rates as of December 31, 2011.

The fair value of other derivative instruments is calculated using the closing prices of the underlying securities, dividends paid since inception and the interest charged by the counterparty.

Retained Risk

a) Physical Damage Insurance

The Company retains the risk, through self-insurance, for the deductibles relating to physical damage insurance on the Company's rig fleet, currently a maximum of $5 million per occurrence.

b) Loss of Hire Insurance

The Company purchases insurance to cover the Deepwater rigs, 3 semi tenders and the North Atlantic fleet for loss of revenue in the event of extensive downtime caused by physical damage, where such damage is covered under the Company's physical damage insurance. The Company's self-insured retentions under the loss of hire insurance are up to 60 days after the occurrence of the physical damage. Thereafter, under the terms of the insurance, the Company is compensated for loss of revenue for a period ranging from 210 days up to 290 days. The Company retains the risk that the repair of physical damage takes longer than the total number of days in the loss of hire policy.

Concentration of risk

The Company has financial assets, including cash and cash equivalents, marketable securities, other receivables and certain derivative instrument receivable amounts. These other assets expose the Company to credit risk arising from possible default by the counterparty. There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with DnB NOR Bank ASA, Nordea Bank Finland Plc, Fokus Bank, and ING Bank N.V. The Company considers these risks to be remote.

In the year ended December, 31, 2011, 17% of the Company's contract revenues were received from Petroleo Brasileiro S.A ("Petrobras") (2010: 17%), 15% from Total S.A Group ("Total") (2010: 10%), 10% from Exxon Mobil Corp ("Exxon") (2010: 7%), 10% from Royal Dutch Shell Group ("Shell") (2010: 9%) and 7% from Statoil ASA ("Statoil": 15%).  There is thus a concentration of revenue risk towards Petrobras, Total, Exxon, Shell and Statoil.

Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies [Abstract]
Commitments and contingencies
Note 32 – Commitments and contingencies

Legal Proceedings:

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its drilling units, in the ordinary course of business or in connection with its acquisition activities.  The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition. The Company's best estimate of the outcome of the various disputes has been reflected in the financial statements of the Company as of December 31, 2011.

Pledged assets

The book value of assets pledged under mortgages and overdraft facilities at December 31, 2011 was $12,567 million (2010: $10,090 million).

Purchase Commitments

At December 31, 2011, the Company had contractual commitments under fifteen newbuilding contracts totaling $3,012 million (2010: $2,073 million). The contracts are for the construction of two semi-submersible rigs, six jack-up rigs, three drillships and four tender rigs.

The maturity schedule for the contractual commitments as of December 31, 2011 is as follows:

(In US$ millions)	2012	2013	2014	2015	2016	2017 and thereafter
Newbuildings	506	2,506		-	-	-
Total	506	2,506		-	-	-

Guarantees

The Company has issued guarantees in favor of third parties as follows, which is the maximum potential future payment for each type of guarantee:

(In US$ millions)	December 31, 2011	December 31, 2010
Guarantees to customers of the Company's own performance	1,553	1,615
Guarantee in favor of banks	764	771
Guarantee in favor of suppliers	2,023	2,040
Guarantee in favor of Variable Interest Entities	1,949	2,218
Total	6,289	6,644

Variable Interest Entities (VIEs)	12 Months Ended
Dec. 31, 2011
Variable Interest Entities (VIEs) [Abstract]
Variable Interest Entities (VIEs)
Note 33 – Variable Interest Entities (VIEs)

As of December 31, 2011, the Company leased a drillship and two semi-submersible rigs from VIEs under finance leases. Each of the units had been sold by the Company to single purpose subsidiaries of Ship Finance Ltd and simultaneously leased back by the Company on bareboat charter contracts for a term of 15 years. The Company has several options to repurchase the units during the charter periods, and obligations to purchase the assets at the end of the 15 year lease period. The following table gives a summary of the sale and leaseback arrangements, as of December 31, 2011:

Unit	Effective from	Sale value (In US$ millions)	First repurchase option (In US$ millions)	Month of first repurchase option	Last repurchase option * (In US$ millions)	Month of last repurchase Option *
West Polaris	July 2008	850	548	September 2012	178	June 2023
West Taurus	Nov 2008	850	418	February 2015	149	Nov 2023
West Hercules	Oct 2008	850	580	August 2011	135	Aug 2023

* For the unit West Polaris, Ship Finance has a put option exercisable at the end of the lease terms by which the vessel may be sold to Seadrill for a fixed price of $75 million. For West Taurus and West Hercules repurchase obligations at the end of the lease terms have been agreed, at $149 million and $135 million, respectively.

The Company has determined that the Ship Finance subsidiaries, which own the units, are variable interest entities (VIEs), and that the Company is the primary beneficiary of the risks and rewards connected with the ownership of the units and the charter contracts. Accordingly, these VIEs are fully consolidated in the Company's consolidated accounts. The Company did not record any gains from the sale of the units, as they continued to be reported as assets at their original cost in the Company's balance sheet at the time of each transaction. The equity attributable to Ship Finance in the VIEs is included in non-controlling interests in the Company's consolidated accounts. At December 31, 2011 the units are reported under drilling units in the Company's balance sheet.

The bareboat charter rates are set on the basis of a Base LIBOR Interest Rate for each bareboat charter contract, and thereafter are adjusted for differences between the LIBOR fixing each month and the Base LIBOR Interest Rate for each contract. A summary of the bareboat charter rates per day for each unit is given below. The amounts shown are based on the Base LIBOR Interest Rate, and reflect average rates for the year.

		2012	2013	2014	2015	2016
	Base LIBOR Interest Rate	(In US$ thousands)	(In US$ thousands)	(In US$ thousands)	(In US$ thousands)	(In US$ thousands)
West Polaris	2.85%	323.5*	223.3	176.5	175.4	170.0
West Taurus	4.25%	311.9*	316.2*	320.7	165.0	158.8
West Hercules	4.25%	250.0	250.0	238.5	180.0	172.5

* For a period the interest rates for West Polaris and West Taurus have been fixed at 3.89% and 2.17%, respectively, and the bareboat charter rate for these two units is fixed regardless of movements in LIBOR interest rates. These fixed charter rates are reflected in the above table.

The assets and liabilities in the statutory accounts of the VIEs are as follows:

(In US$ millions)	SFL West Polaris Limited	SFL Deepwater Ltd.
Name of unit	West Polaris	West Taurus/ West Hercules

Investment in finance lease	611	1,240
Other assets	12	23
Total assets	623	1,263
Long term debt	398	822
Other liabilities	174	326
Total liabilities	572	1,148
Equity	51	115
Book value of units in the Company's consolidated accounts	614	1,021

Gain on realization of marketable securities	12 Months Ended
Dec. 31, 2011
Gain on realization of marketable securities disclosure [Abstract]
Gain on realization of marketable securities
Note 34 – Gain on realization of marketable securities

On February 7, 2011, Ensco plc ("Ensco") (NYSE: ESV) and Pride International, Inc. ("Pride") (NYSE: PDE) jointly announced that they have entered into a definitive merger agreement under which Ensco will combine with Pride in a cash and stock transaction. On May 31, 2011, Ensco announced the completion of its acquisition of Pride International, after both companies received shareholder approvals. Under the terms of the merger agreement, Pride stockholders received 0.4778 newly-issued shares of Ensco plus $15.60 in cash for each share of Pride common stock.

The merger represents a realization of our previously held Pride positions. The accumulated other-comprehensive income effect related to our holding in Pride amounted to $416 million as of May 31, 2011. This amount has been released into the profit and loss statement upon our acceptance of the Ensco offer, and the gain is presented on a separate line item in our financial statements. The cash effect of this transaction was $141 million in 2011.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Note 35 – Subsequent Events

On January 31, 2012  the Company completed a NOK1,250 million senior unsecured bond issue with maturity date February 13, 2014.. An application will be made for the bonds to be listed on Oslo Børs.. The net proceeds from the bond issue will be used for general corporate purposes. In conjunction with the bond issue, Seadrill has repurchased bonds with nominal value of NOK332 million in the SME05 (ISIN: NO 001 028379.9) maturing at September 28, 2012. Remaining outstanding amount in SME05 after the buy-backs will be NOK169 million.

On February 29, 2012, Hemen agreed to sell up to 24 million shares of Seadrill Ltd common stock ("Shares") to investors in an offering and enter into a privately negotiated cash or physically settled put option transaction with Goldman Sachs International ("Seller Put Option") with a 90 day average maturity on 24 million shares. The agreement involves a combined purchase price of NOK 236.3176 per Share and Seller Put Option. Following the transaction, Hemen has reduced its holding of Shares from 28% to 23% of the issued and outstanding share capital of Seadrill Limited. If all put options are exercised with physical delivery at expiry Hemen's position in Seadrill will remain as before the transaction, with 28% ownership.

In February 2012, we ordered two 12,000 ft dual derrick ultra-deepwater drillships to be constructed at Samsung. The drillships are of the same design as the three previous dual derrick drillships that we ordered from Samsung in the fourth quarter 2010 and first quarter 2011. The total project price per drillship is estimated to be under $600 million, which includes a turnkey contract with the yard, project management, drilling and handling tools, spares, capitalized interest and operations preparations.

In February 2012, we disposed of our 3.5% holding in Ensco Plc, which we have had since Ensco acquired Pride International Inc. in 2011.

On March 27, 2012, our subsidiary North Atlantic completed a private placement of 150,000,000 new ordinary shares at US$ 2.00 per share, raising gross proceeds of US$300 million. Seadrill Limited was allocated 75,000,000 shares in the private placement and following the transaction we own 73.2% of North Atlantic.

On March 31, 2012, we obtained a short-term unsecured credit facility of $84 million from Metrogas, The amount is repayable in June 2012 and bears interest in accordance with arms-length principles.

On April 2, 2012, North Atlantic entered into a contract with Jurong Shipyard in Singapore for the construction of a new harsh environment semi-submersible drilling rig to be delivered by the first quarter 2015. Total estimated project costs for the new rig, including a turnkey contract with the yard, project management, drilling and handling tools, spares, capitalized interest and operations preparations, is estimated to be approximately $650 million.

On April 12, 2012, we exercised an option to build a new tender rig at the COSCO Nantong Shipyard in China. The new unit, T18, is scheduled for delivery in the fourth quarter 2013. Total project price is estimated at $135 million, including project management, drilling and handling tools, spares, and capitalized interest.

On April 20, 2012, we issued a claim against the Norwegian Tax Authorities. The claim is challenging their tax re-assessment related to change of tax jurisdiction for some of our subsidiaries and calculation of taxable gains (See Note 4 to our Consolidated Financial Statements).